                                                                    Exhibit 10.4

                                                                 EXECUTION COPY





                        INSURANCE AND INDEMNITY AGREEMENT

                                      among

                          RADIAN ASSET ASSURANCE INC.,

                    TFC AUTOMOBILE RECEIVABLES TRUST 2002-1,

                         TFC RECEIVABLES CORPORATION V,

                              THE FINANCE COMPANY,

                       WELLS FARGO FINANCIAL AMERICA, INC.

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION


                           Dated as of March 19, 2002

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS..................................................................................    2

     Section 1.01.  General Definitions.................................................................    2
     Section 1.02.  Generic Terms.......................................................................   11
     Section 1.03.  Computation of Time Periods.........................................................   11

ARTICLE II  THE POLICY AND REIMBURSEMENT................................................................   11

     Section 2.01.  Policy..............................................................................   11
     Section 2.02.  Conditions Precedent................................................................   11
     Section 2.03.  Premium Letter......................................................................   15
     Section 2.04.  Reimbursement Obligations...........................................................   15
     Section 2.05.  Assignment and Other Rights upon Payments under the Policy..........................   16
     Section 2.06.  Subrogation; Further Assurances.....................................................   16
     Section 2.07.  Indemnification by TFC; Conduct of Actions or Proceedings; Contribution.............   17
     Section 2.08.  Indemnification by TFCRC V; Conduct of Actions or Proceedings; Contribution.........   19
     Section 2.09.  Other Payment Obligations...........................................................   21
     Section 2.10.  Payments, Generally.................................................................   22

ARTICLE III  REPRESENTATIONS AND WARRANTIES.............................................................   22

     Section 3.01.  Representations and Warranties with respect to TFC and TFCRC V......................   23
     Section 3.02.  Representations and Warranties of the Issuer........................................   29

ARTICLE IV  COVENANTS...................................................................................   32

     Section 4.01.  Covenants of TFCRC V and TFC........................................................   32
     Section 4.02.  Negative Covenants with Respect to TFCRC V and TFC..................................   43
     Section 4.03.  Affirmative Covenants of the Issuer.................................................   46
     Section 4.04.  Negative Covenants on Behalf of the Issuer..........................................   51

ARTICLE V  FURTHER AGREEMENTS...........................................................................   53

     Section 5.01.  Effective Date; Term of Insurance Agreement.........................................   53
     Section 5.02.  Obligations Absolute................................................................   53
     Section 5.03.  Assignments; Reinsurance; Third-Party Rights........................................   55
     Section 5.04.  Liability of Radian.................................................................   55

ARTICLE VI  EVENTS OF DEFAULT; REMEDIES.................................................................   56

     Section 6.01.  Insurance Agreement Events of Default...............................................   56
     Section 6.02.  Remedies; Waivers...................................................................   59

ARTICLE VII  MISCELLANEOUS PROVISIONS...................................................................   60

     Section 7.01.  Amendments, Etc.....................................................................   60
     Section 7.02.  Notices.............................................................................   60

     Section 7.03.  No Waiver; Remedies and Severability...........................   63
     Section 7.04.  Payments.......................................................   63
     Section 7.05.  Governing Law..................................................   63
     Section 7.06.  Counterparts...................................................   63
     Section 7.07.  Paragraph Headings, Etc........................................   64
     Section 7.08.  No Petition....................................................   64
     Section 7.09.  Consent to Jurisdiction........................................   64
     Section 7.10.  Consent of Radian..............................................   65
     Section 7.11.  Jury Trial Waiver..............................................   65
     Section 7.12.  Limitation of Liability........................................   65
     Section 7.13.  Third Party Beneficiary........................................   66
     Section 7.14.  Entire Agreement...............................................   66

                        INSURANCE AND INDEMNITY AGREEMENT

     THIS INSURANCE AND INDEMNITY AGREEMENT (this "Insurance Agreement") is made
                                                   -------------------
as of March 19, 2002 among Radian Asset Assurance Inc., a financial guaranty insurance company incorporated in the State of New York, as note insurer ("Radian"), TFC Automobile Receivables Trust 2002-1, a Delaware business trust
  ------
(individually, the "Trust"), as issuer (the "Issuer"), TFC Receivables
                    -----                    ------
Corporation V, a Delaware corporation ("TFCRC V"), The Finance Company, a
                                        -------
Virginia corporation (individually, "TFC") and as servicer (together with its
                                     ---
successors and assigns in such capacity, including without limitation the Backup Servicer (as defined below) and any successor servicer appointed pursuant to the Sale and Servicing Agreement (as defined below), the "Servicer"), Wells Fargo
                                                      --------
Bank Minnesota, National Association, a national banking association (individually "Wells Fargo"), as trustee (together with its successors and
               -----------
assigns, in such capacity, the "Trustee"), as trust collateral agent (together
                                -------
with its successors and assigns, in such capacity, the "Trust Collateral
                                                         ---------------
Agent"), as backup servicer (together with its successors and assigns, in such
-----
capacity, the "Backup Servicer") and as post office box owner (together with its
               ---------------
successors and assigns, in such capacity, the "P.O. Box Owner"), and Wells Fargo
                                               --------------
Financial America, Inc. (individually, "Wells Fargo Financial"), as "Successor
                                        ---------------------        ---------
Servicer" under the Sale and Servicing Agreement (together with its successors
--------
and assigns, in such capacity, the "Successor Servicer").
                                    ------------------

                             PRELIMINARY STATEMENTS

     The Issuer will issue (a) the TFC 4.23% Asset Backed Notes, Series 2002-1 (the "Notes") pursuant to the Indenture, dated as of March 19, 2002, among the
      -----
Insurer, the Issuer and Wells Fargo as Trustee and Trust Collateral Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof the "Indenture") and
                                                               ---------
(b) a certificate (the "Certificate") pursuant to the Trust Agreement, dated as
                        -----------
of March 19, 2002, between Wilmington Trust Company as owner trustee (together with its successors and assigns, in such capacity, the "Owner Trustee") and
                                                        -------------
TFCRC V as depositor (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof, the "Trust Agreement").
             ---------------

     Pursuant to the Indenture, the Issuer will grant to the Trust Collateral Agent for the benefit of the Trustee on behalf of the Noteholders and Radian, to secure repayment of the Notes (and other related amounts), a security interest in collateral consisting of all of the Issuer's right, title and interest in, to and under a pool of receivables, including, among other types of receivables, receivables of retail installment sale contracts secured by the financed vehicles and certain other assets and rights, all as more fully set forth in the Indenture (the "Collateral"). Such receivables and related assets constituting a
                ----------
part of the Collateral are being sold to the Issuer pursuant to the Sale and Servicing Agreement, dated as of March 19, 2002, among the Issuer, TFCRC V as seller (the "Seller"), the Servicer, Radian, the Trust Collateral Agent, the
             ------
Backup Servicer and the Successor Servicer (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof, the "Sale and Servicing Agreement"); and
                                          ----------------------------

     Radian is authorized to transact a financial guaranty insurance business in the State of New York and has agreed, subject to the terms and conditions of this Insurance Agreement, to issue to the Trustee, for the benefit of the Noteholders, a financial guaranty insurance policy substantially in the form of Exhibit A hereto (the "Policy"); and
---------              ------

     The parties hereto, among other things, desire to specify the conditions precedent to the issuance by Radian of the Policy, the obligations of the Issuer, the Servicer, the Backup Servicer, the P.O. Box Owner, the Successor Servicer, TFC and TFCRC V, as applicable, to make payments in respect of premiums, reimbursement obligations and other amounts relating to the Policy, and to perform certain other obligations in respect of the issuance of the Policy, and to provide for certain other matters related thereto.

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, Radian, the Issuer, the Servicer, TFCRC V, the Trustee, the Trust Collateral Agent, the Backup Servicer, the P.O. Box Owner and the Successor Servicer agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01. General Definitions. The terms defined in this Article I
                   -------------------
shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or the Sale and Servicing Agreement (as applicable).

     "Affiliate" means, as to any specified Person, any other Person controlling
      ---------
or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

     "Backup Servicer" has the meaning assigned to such term in the preamble
      ---------------
above.

     "Certificate" has the meaning assigned to such term in the Preliminary
      -----------
Statements above.

     "Closing Date" means March 19, 2002.
      ------------

     "Collateral" has the meaning assigned to such term in the Indenture.
      ----------

     "Commonly Controlled Entity" means TFC and each entity, whether or not
      --------------------------
incorporated, which is affiliated with TFC pursuant to Section 414(b), (c), (m) or (o) of the Code.

     "Cumulative Net Loss Rate" means with respect to any Determination Date,
      ------------------------
the fraction, expressed as a percentage, the numerator of which is equal to the aggregate amount of Net Losses through the end of the related Monthly Period for such Determination Date and the denominator of which is equal to the Original Pool Balance.

     "Cumulative Net Loss Test Failure" means with respect to any Determination
      --------------------------------
Date described below, the Cumulative Net Loss Rate shall be greater than the percentage set forth below opposite the description of such Determination Date:

---------------------------------------------------------------------------------------------
                          Period                                    Maximum Percentage
                          ------                                    ------------------

---------------------------------------------------------------------------------------------
For the January, February and March 2002 Determination                    1.36%
Dates
---------------------------------------------------------------------------------------------
For the April, May and June 2002  Determination Dates                     4.73%
---------------------------------------------------------------------------------------------
For the July, August and September 2002 Determination Dates               11.23%
---------------------------------------------------------------------------------------------
For the October, November and December 2003 Determination                 17.23%
Dates
---------------------------------------------------------------------------------------------
For the January, February and March 2003 Determination                    17.53%
Dates
---------------------------------------------------------------------------------------------
For the April, May and June 2003 Determination Dates                      18.22%
---------------------------------------------------------------------------------------------
For the July, August and September 2003 Determination Dates               19.10%
---------------------------------------------------------------------------------------------
For the October, November and December 2003 Determination                 19.97%
Dates
---------------------------------------------------------------------------------------------
For the January, February and March 2004 Determination                    20.85%
Dates
---------------------------------------------------------------------------------------------
For the April, May and June 2004 Determination Dates                      21.72%
---------------------------------------------------------------------------------------------
For the July 2004 Determination Date and thereafter                       22.66%
---------------------------------------------------------------------------------------------

     "Date of Issuance" has the meaning assigned to such term in the Policy.
      ----------------

     "Deemed Cured" means, as of a Determination Date, (a) with respect to a
      ------------
Trigger Event that has occurred solely as a result of the occurrence of a Delinquency Test Failure, that no Trigger Event or any Insurance Agreement Event of Default shall have occurred as of such Determination Date or as of any of the three (3) immediately preceding Determination Dates; or (b) with respect to a Trigger Event that has occurred as a result of a Cumulative Net Loss

Failure, that no Trigger Event or any Insurance Agreement Event of Default shall have occurred as of such Determination Date or as of any of the six (6) immediately preceding Determination Dates.

     "Default" means any event which results, or which with the giving of notice
      -------
or the lapse of time or both would result, in an Insurance Agreement Event of Default.

     "Delinquency Category" means (a) for Receivables having monthly Scheduled
      --------------------
Receivable Payments ("Monthly-Pay Contracts" as defined in Schedule 1) in respect of which the relevant Obligor shall have failed to make a Scheduled Receivable Payment or a portion thereof on the due date therefor, the applicable Delinquency Category into which such Receivable falls based on the number of months delinquent, as described in Schedule 1 hereto and (b) for Receivables not having monthly Scheduled Receivable Payments ("Non-Monthly-Pay Contracts," as defined in Schedule 1) in respect of which the relevant Obligor shall have failed to make a Scheduled Receivables Payment or a portion thereof on the due date therefor, the applicable Delinquency Category into which such Receivable falls based on the number of weeks delinquent, as described in Schedule 1 hereto.

     "Delinquency Ratio" means, with respect to any Determination Date, the
      -----------------
fraction, expressed as a percentage, (a) the numerator of which is equal to the sum of the Principal Balances (as of the related Accounting Date) of all Receivables that are Delinquent Receivables as of the related Accounting Date, or that became Purchased Receivables as of the related Accounting Date and were Delinquent Receivables as of such Accounting Date and (b) the denominator of which is equal to the sum of the Aggregate Principal Balance as of such Accounting Date plus the Principal Balances (as of the related Accounting Date) of all Receivables that became Purchased Receivables as of such Accounting Date and were Delinquent Receivables as of such Accounting Date.

     "Delinquency Test Failure" means, (i) with respect to the April 2002
      ------------------------
Determination Date, the Delinquency Ratio shall be greater than 18.25%; (ii) with respect to the May 2002 Determination Date, the arithmetic average of the Delinquency Ratios for such Determination Date and the preceding Determination Date shall be greater than 18.25% and (iii) for each subsequent Determination Date described below, the arithmetic average of the Delinquency Ratios for such Determination Date and the two immediately preceding Determination Dates shall be greater than the percentage set forth below opposite the period during which such Determination Date occurs:

-----------------------------------------------------------------------------------------------------
                             Period                                        Maximum Percentage
                             ------                                        ------------------
-----------------------------------------------------------------------------------------------------
For each Determination Date prior to the January 2003                            18.25%
Determination Date
-----------------------------------------------------------------------------------------------------
For the January 2003 Determination Date through the June 2003                    21.46%
Determination Date
-----------------------------------------------------------------------------------------------------
For each Determination Date occurring after the June 2003                        26.96%
Determination Date
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
June 2003 Determination Date
--------------------------------------------------------------------------------

     "Delinquent Receivable" means a Receivable which (a) falls into any
      ---------------------
Delinquency Category other than the "Current" category (as described in Schedule 1 hereto) and (b) is not a Liquidated Receivable.

     "ERISA" means the Employee Retirement Income Security Act of 1974,
      -----
including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Event of Default" has the meaning assigned to such term in the Indenture.
      ----------------

     "Financial Statements" means with respect to each of TFC and the Parent,
      --------------------
the audited consolidated balance sheets as of December 31, 2000 and the statements of income, shareholder's equity and cash flows for the 12-month period then ended and the notes thereto, and the unaudited consolidated balance sheets as of September 30, 2001 and the consolidated statements of income and cash flows for the fiscal quarter then ended.

     "Fort Knox ACH Letter" means the letter agreement by TFC, dated as of March
      --------------------
19, 2002, acknowledged and agreed to by Fort Knox National Company, Fort Knox National Bank and the Trust Collateral Agent (with respect to TFC's ACH Obligor payment program).

     "Fort Knox Allotment Letter" means the letter agreement by TFC, dated as of
      --------------------------
March 19, 2002, acknowledged and agreed to by Fort Knox National Company and Fort Knox National Bank (with respect to TFC's military allotment Obligor payment program).

     "Fort Knox Letters" means each of the Fort Knox TrueCheck Letter, the Fort
      -----------------
Knox ACH Letter and the Fort Knox Allotment Letter.

     "Fort Knox TrueCheck Letter" means the letter agreement by TFC, dated as of
      --------------------------
March 19, 2002, acknowledged and agreed to by Fort Knox National Company, Fort Knox National Bank and the Trust Collateral Agent (with respect to TFC's TrueCheck Obligor payment program).

     "GAAP" means generally accepted accounting principles in effect from time
      ----
to time in the United States of America.

     "GE Capital" means General Electric Capital Corporation, a New York
      ----------
corporation.

     "GE Capital Agreement" means the Amended and Restated Motor Vehicle
      --------------------
Installment Contract Loan and Security Agreement, dated as of March 31, 2001, between GE Capital as lender and TFC as borrower.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government as in effect on the date hereof.

     "Indemnification Agreement" means the Indemnification Agreement, dated as
      -------------------------
of March 19, 2002, among Radian, the Issuer, TFC and TFCRC V.

     "Indemnified Party" has the meaning specified in Section 2.07(a).
      -----------------                               ---------------

     "Indenture" has the meaning assigned to such term in the Preliminary
      ---------
Statements above.

     "Independent Accountants" has the meaning specified in Section 4.01(q).
      -----------------------                               ---------------

     "Independent Director" means a natural person who (i) is not a stockholder
      --------------------
(whether direct, indirect or beneficial), customer, advisor or supplier of TFCRC V, the Parent or any of their respective Affiliates (other than by means of indirect stock ownership of TFCRC V or the Parent or of any of their respective Affiliates by any Person through a mutual fund or similar diversified investment pool); (ii) is not a director, officer, employee or Affiliate of TFCRC V or the Parent or any of their respective Affiliates; (iii) is not a Person related to any Person referred to in clauses (i) and (ii); (iv) is not a trustee, conservator or receiver for any of TFCRC V or the Parent or any of their respective Affiliates; and (v) has (A) prior experience as an independent director or independent manager for a corporation or limited liability company whose charter documents require the unanimous written consent of all independent directors or independent managers thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (B) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

     "Initial Cutoff Date" means December 31, 2001.
      -------------------

     "Initial Purchaser" means West LB in its capacity as "Initial Purchaser"
      -----------------
under the Note Purchase Agreement.

     "Initial Purchaser Information" means the information relating to the
      -----------------------------
Initial Purchaser in the Private Placement Memorandum.

     "Initial Spread Account Deposit Amount" means 4.00% of the Original Pool
      -------------------------------------
Balance.

     "Insurance Agreement" has the meaning assigned to such term in the preamble
      -------------------
above.

     "Insurance Agreement Event of Default" has the meaning specified in Section
      ------------------------------------
6.01.

     "Insurance Agreement Indenture Cross Default" means any Insurance Agreement
      -------------------------------------------
Event of Default specified in clauses (a), (c), (d), (e), (f), (k) and (l) of
Section 6.01.

     "Investment Company Act" means the Investment Company Act of 1940,
      ----------------------
including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "IRS" means the Internal Revenue Service.
      ---

     "Issuer" has the meaning assigned to such term in the preamble above.
      ------

     "Lien" means, as applied to the property or assets (or the income or
      ----
profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

     "Material Adverse Change" means, (a) in respect of any Person, a material
      -----------------------
adverse change in (i) the business, financial condition, results of operations or properties of such Person or any of its Subsidiaries or (ii) the ability of such Person to perform its obligations under any of the Basic Documents to which it is a party and (b) in respect of the Receivables, a material adverse change in (i) the value or marketability of the Receivables, taken as a whole, or (ii) the probability that amounts now or hereafter due in respect of a material portion of the Receivables will be collected on a timely basis.

     "Multiemployer Plan" means a multiemployer plan (within the meaning of
      ------------------
Section 400 1(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

     "Net Losses" means, with respect to any Determination Date and the most
      ----------
recently concluded Monthly Period, the positive difference of (a) the sum of (i) the aggregate amount of the Principal Balances as of the related Accounting Date (plus accrued and unpaid interest through and including such Accounting Date, at the applicable annual percentage rate) of all Receivables that became Liquidated Receivables since the Initial Cutoff Date, plus (ii) the aggregate Cram Down Losses as of the related Accounting Date that occurred since the Initial Cutoff Date, over (b) the aggregate, cumulative Net Liquidation Proceeds received by the Issuer as of the related Accounting Date since the Initial Cutoff Date.

     "Note Purchase Agreement" means the Note Purchase Agreement dated as of
      -----------------------
March 19, 2002, among TFC, TFCRC V, WestLB Panmure Securities Inc. and the Initial Purchaser.

     "Notes" has the meaning assigned to such term in the Preliminary Statements
      -----
above.

     "Notice for Payment" has the meaning assigned to such term in the Policy.
      ------------------

     "Offering Document" means the Private Placement Memorandum and any
      -----------------
amendment or supplement thereto and any other offering document in respect of the Notes that makes reference to the Policy.

     "Owner Trustee" has the meaning assigned to such term in the Preliminary
      -------------
Statements above.

     "Parent" means TFC Enterprises, Inc., a Delaware corporation.
      ------

     "Parent Support Agreement" means the agreement among TFCRC V, TFC, Radian,
      ------------------------
the Trust Collateral Agent, and the Parent, dated as of March 19, 2002.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor
      ----
agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

     "Person" means an individual, a partnership, a corporation, a limited
      ------
liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or other entity of whatever nature.

     "Plan" means any pension plan (other than a Multiemployer Plan) covered by
      ----
Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

     "P.O. Box Owner" has the meaning assigned to such term in the preamble
      --------------
above.

     "Policy" has the meaning assigned to such term in the Preliminary
      ------
Statements above.

     "Premium" means the premium payable by the Issuer pursuant to the Premium
      -------
Letter (including, without limitation, the Premium Supplement payable thereunder).

     "Premium Letter" means the letter agreement among Radian, TFC and the
      --------------
Issuer, dated as of the Closing Date, setting forth the payment arrangement for the premiums payable by the Issuer in respect of the Policy, and certain other fees, related expenses and other related matters.

     "Premium Rate" has the meaning assigned to such term in the Premium Letter.
      ------------

     "Premium Supplement" has the meaning assigned to such term in the Premium
      ------------------
Letter.

     "Prime Rate" means the fluctuating rate of interest as published from time
      ----------
to time in the New York, New York edition of The Wall Street Journal, under the
                                             -----------------------
caption "Money Rates" as the "prime rate", the "Prime Rate" to change when and as such published prime rate changes.

     "Private Placement Memorandum" means the Preliminary Private Placement
      ----------------------------
Memorandum dated February 28, 2002, relating to the offering of the Notes.

     "Provided Documents" means the Basic Documents and any documents,
      ------------------
agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data furnished to Radian (or any of its reinsurers or potential reinsurers identified to TFC, including, without limitation, Radian Reinsurance Inc.) by or on behalf of TFC, the Parent or TFCRC V with respect to itself, its respective Subsidiaries, the Receivables or the Transaction.

     "Purchaser" means TFCRC V, in its capacity as the "Purchaser" under the
      ---------
Purchase Agreement.

     "Purchase Agreement" means the Purchase Agreement between TFC, as seller,
      ------------------
and TFCRC V, as purchaser, dated as of March 19, 2002.

     "Radian" has the meaning assigned to such term in the preamble above.
      ------

     "Radian Information" has the meaning given to such term under the
      ------------------
Indemnification Agreement.

     "Rating Agency" means S&P. If S&P fails to maintain a rating on the Notes,
      -------------
the Rating Agency shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller and acceptable to Radian.

     "Receivable" has the meaning provided in the Sale and Servicing Agreement.
      ----------

     "Reportable Event" means any of the events set forth in Section 4043(b) of
      ----------------
ERISA or the regulations thereunder.

     "Requisite Amount" means (a) on the Closing Date, the Initial Spread
      ----------------
Account Deposit Amount and (b) with respect to any Determination Date thereafter, (i) if no Trigger Event or Insurance Agreement Event of Default shall have occurred, the lesser of (A) the Initial Spread Account Deposit Amount and (B) an amount equal to the Note Principal Balance, (ii) after the occurrence of a Trigger Event, the lesser of (A) an amount equal to 6.0% of the Original Pool Balance and (B) an amount equal to the Note Principal Balance; provided,
                                                                    --------
however, that, in the event such Trigger Event has been Deemed Cured, an amount
-------
equal to the amount calculated for such Determination Date pursuant to clause
(i) above, and (iii) notwithstanding anything in clauses (i) and (ii) above to the contrary, after the occurrence of an Insurance Agreement Event of Default, an amount equal to the Note Principal Balance.

     "Restrictions on Transferability" means, as applied to the property or
      -------------------------------
assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or non-consensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

     "Sale and Servicing Agreement" has the meaning assigned to such term in the
      ----------------------------
Preliminary Statements above.

     "Schedule of Receivables" means the schedule of receivables delivered to
      -----------------------
the Trust Collateral Agent by the Issuer in connection with the Sale and Servicing Agreement.

     "Securities Act" means the Securities Act of 1933, including, unless the
      --------------
context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934,
      -----------------------
including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "S&P" means Standard & Poor's Ratings Services, or its successor.
      ---

     "Servicer" has the meaning assigned to such term in the preamble above.
      --------

     "Standby Remittance and Processing Agreement" means the Amended and
      -------------------------------------------
Restated Standby Remittance and Processing Agreement among Radian, Financial Security Assurance Inc., a financial guaranty insurance company incorporated in the State of New York, TFC Receivables Corporation 2, a Delaware corporation, TFC Receivables Corporation III, a Delaware corporation, Asset Guaranty Insurance Company, TFCRC IV, TFCRC V, TFC, GE Capital, Wells Fargo, as Trust Collateral Agent, P.O. Box Owner and trust collateral agent for certain other trusts, dated as of March 19, 2002, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

     "Stock Pledge Agreement" means the Stock Pledge and Collateral Agency
      ----------------------
Agreement made by TFC in favor of Wells Fargo Bank Minnesota, National Association, as "Collateral Agent" on behalf of Radian, dated as of March 19, 2002, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

     "Subordinated Debt" means a debt obligation of TFC which is subordinated to
      -----------------
obligations owed to GE Capital as lender under the GE Capital Agreement, pursuant to a subordination agreement which is in the form of Exhibit 16 to the GE Capital Agreement or pursuant to some other agreement approved by GE Capital and the Insurer.

     "Subsidiary" means, with respect to any Person, any corporation of which a
      ----------
majority of the outstanding shares of capital stock having ordinary voting power for the election of directors is at the time owned by such Person directly or through one or more Subsidiaries.

     "Successor Servicer" has the meaning assigned to such term in the preamble
      ------------------
above.

     "Tangible Net Worth" means, with respect to TFC, the excess of (a) the
      ------------------
tangible assets of TFC and all of its consolidated subsidiaries calculated in accordance with GAAP, as reduced by adequate reserves in each case where reserves are proper, over (b) all Indebtedness (excluding Subordinated Debt) of TFC and all of its consolidated subsidiaries; provided, however, that (i) in no
                                              --------  -------
event shall there be included in the above calculation any intangible assets such as patents, trademarks, trade names, copyrights, licenses, goodwill, organizational costs, advances or loans to, or receivables from, directors, shareholders, officers, employees or subsidiaries, amounts relating to covenants not to compete, pension assets or treasury stock or any securities of TFC or of any Affiliate of TFC, or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, (ii) securities included as such intangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iii) any write-up in the book value of any assets shall not be taken into account.

     "TFC" has the meaning assigned to such term in the preamble above.
      ---

     "Transaction" means the transactions contemplated by the Transaction
      -----------
Documents, including the transactions described in the Offering Document.

     "Transaction Documents" has the meaning assigned to such term in Section
      ---------------------
2.02(a).

     "Trigger Event" means the occurrence of either of the following events, the
      -------------
occurrence of which shall not have been waived in writing by Radian: (a) a Delinquency Test Failure or (b) a Cumulative Net Loss Test Failure.

     "Trust Agreement" has the meaning assigned to such term in the Preliminary
      ---------------
Statements above.

     "Trust Collateral Agent" has the meaning assigned to such term in the
      ----------------------
preamble above.

     "Trustee" has the meaning assigned to such term in the preamble above.
      -------

     "Trust Property" has the meaning assigned to such term in the Preliminary
      --------------
Statements above.

     "West LB" means Westdeutsche Landesbank Gironzentrale, London Branch.
      -------

     Section 1.02. Generic Terms. All words used herein shall be construed to be
                   -------------
of such gender or number as the circumstances require. The words "herein," "hereby," "hereof," "hereto," "hereinbefore" and "hereinafter," and words of similar import, refer to this Insurance Agreement in its entirety and not to any particular paragraph, clause or other subdivision, unless otherwise specified.

     Section 1.03. Computation of Time Periods. In this Insurance Agreement, the
                   ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to and including". Periods of days referred to in this Insurance Agreement shall be counted in calendar days unless Business Days are expressly prescribed and periods of months and years shall be counted in calendar months and calendar years unless otherwise specified.

                                   ARTICLE II

                          THE POLICY AND REIMBURSEMENT

     Section 2.01. Policy. Radian agrees, subject to the satisfaction or waiver
                   ------
of the conditions hereinafter set forth on or prior to the Closing Date, to issue the Policy on the Closing Date.

     Section 2.02. Conditions Precedent. The obligation of Radian to issue the
                   --------------------
Policy is subject to the satisfaction of the following conditions on or prior to the Closing Date:

          (a) The following documents shall have been duly authorized, executed and delivered by each of the parties thereto (other than Radian) and shall be in full force and effect and in form and substance satisfactory to Radian, in the exercise of Radian's sole discretion, and an executed counterpart of each thereof shall have been delivered to Radian:

          (i)    this Insurance Agreement;

          (ii)   the Indenture;

          (iii) the Sale and Servicing Agreement, including the Schedule of Receivables;

          (iv)   the Purchase Agreement, including the Schedule of Receivables;

          (v)    the Note Purchase Agreement;

          (vi)   the Indemnification Agreement;

          (vii)  the Standby Remittance and Processing Agreement;

          (viii) the Trust Agreement;

          (ix)   the Parent Support Agreement;

          (x)    the Securities Account Control Agreement;

          (xi)   the Premium Letter;

          (xii)  the Stock Pledge Agreement; and

          (xiii) the Fort Knox Letters.

(items (i) through (xiii) being, collectively, the "Transaction Documents").
                                                    ---------------------

          (b)    Radian shall have received:

          (i) copies certified by the Secretary or an Assistant Secretary of each of the Parent, the Issuer, TFC and TFCRC V, dated the Closing Date, of its certificate of incorporation and by-laws and the resolutions of its Board of Directors, as the case may be, or a duly authorized committee thereof authorizing its execution and delivery of the Basic Documents and of all documents evidencing other corporate or company action and governmental approvals, if any, that are necessary for the consummation of the transactions contemplated in such documents;

          (ii) a certificate, dated the Closing Date, of the Secretary or an Assistant Secretary of each of the Parent, the Issuer, TFCRC V, the Trustee, the Owner Trustee, the Backup Servicer and TFC certifying the names and true signatures of its officers authorized to sign such Basic Documents to which it is a party;

          (iii) a certificate, dated the Closing Date, of a Chief Financial Officer, a Treasurer, an Assistant Treasurer or Vice President of each of the Issuer, TFCRC V and TFC certifying to the effect of the representation and warranty set forth in Section 3.01(e)
                                                                 ---------------
                 hereof;

          (iv) each of the opinions, letters and certificates described in the closing checklist attached hereto as Exhibit B (other than any
                                                      ---------
                 such opinion, letter or certificate required to be issued or delivered by Radian or an agent or employee thereof), in each case (1) dated the Closing Date, (2) in full force and effect at the time of delivery thereof, (3) in form and substance satisfactory to Radian in the exercise of its sole discretion, and (4) covering such matters as Radian shall require in the exercise of its sole discretion;

          (v) evidence that one or more UCC financing statements covering the security interest of the Trust Collateral Agent created by or pursuant to the Indenture in the Collateral and the other property and rights which the Trust Collateral Agent is granted in the Indenture and the proceeds thereof has been (A) executed by the Issuer in favor of the Trust Collateral Agent and (B) duly filed in such place or places which, in the opinion of counsel for the Issuer, TFC and Radian, are necessary or desirable to perfect such interest;

          (vi) evidence that one or more UCC financing statements covering the interest of TFCRC V in the Receivables and the Other Conveyed Property (as defined in the Purchase Agreement) and other property and rights which TFCRC V is granted in the Purchase Agreement has been (A) executed by TFC in favor of TFCRC V and assigned to the Trust Collateral Agent and (B) duly filed in such place or places which, in the opinion of counsel for the Issuer, TFC and Radian, are necessary or desirable to perfect such interest;

          (vii) evidence that one or more UCC financing statements covering the interest of the Issuer in the Trust Property and other property and rights which the Issuer is granted in the Sale and Servicing Agreement has been (A) executed by TFCRC V in favor of the Issuer and assigned to the Trust Collateral Agent and
                 (B) duly filed in such place or places which, in the opinion of counsel for the Issuer, TFC and Radian, are necessary or desirable to perfect such interest;

          (viii) evidence that each of the Collection Account, the Spread Account, and the Note Payment Account have been established in accordance with the terms and conditions of the Indenture and the Sale and Servicing Agreement;

          (ix) certified copies of documents, certificates, instruments, approvals or executed copies thereof that relate to the transactions as contemplated by the Basic Documents as Radian may reasonably request;

          (x)    a specimen Note;

          (xi) evidence that one or more UCC financing statements covering the security interest of Radian created by or pursuant to the Stock Pledge Agreement and the other property and rights which Radian is granted in the Stock Pledge Agreement and the proceeds thereof has been (A) executed by TFC in favor of Radian and (B) duly filed in such place or places which, in the opinion of counsel for TFC and Radian, are necessary or desirable to perfect such interest; and

          (xii) a statement, in form and substance satisfactory to Radian, reviewing the results of the Independent Accountants' performance of certain agreed upon procedures with respect to TFC, its reporting and recordkeeping, and the characteristics of the Receivables as of the Cut-Off Date, by way of independent verification of (x) information provided by TFC for inclusion in the Offering Document and (y) certain cash flow models supplied to Radian by the Initial Purchaser in advance of the Closing Date (the full costs of which statement shall have been paid on or before the Closing Date by or on behalf of
                 TFC).

          (c) (i) No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any Governmental Authority or other governmental or administrative agency or court which would make the transactions contemplated by the Transaction Documents illegal or otherwise prevent the consummation thereof, (ii) no material omission or change of fact shall have occurred or come to the attention of any of TFC, TFCRC V, the Issuer, the Parent, the Trustee, the Initial Purchaser or Radian that would cause information or documents heretofore supplied to Radian to be untrue or misleading, (iii) no other material change or omission shall have occurred or come to the attention of any of TFC, TFCRC V, the Issuer, the Parent, the Trustee, the Initial Purchaser or Radian that would entitle the Initial Purchaser to decline to purchase the Notes, and (iv) no Material Adverse Change shall have occurred in the security for the Notes since the date of the Purchase Agreement.

          (d) No suit, action or other proceeding, investigation, or injunction or final judgment relating thereto, shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the consummation of the Transactions, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened.

          (e) Radian shall have received an executed copy of all legal opinions, certificates, accountant's reports and other documents required to be furnished by the Issuer, the Servicer, the Backup Servicer, the Trustee, TFCRC V, the Parent and TFC pursuant to any of the Transaction Documents or pursuant to the requirements of the Rating Agency (if any). Such documents shall be in form and substance satisfactory to Radian in the exercise of its sole discretion and each such legal opinion or certificate shall be addressed to Radian, or accompanied by appropriate reliance letters to Radian.

          (f) There shall be on deposit in the Spread Account a sum of not less than $2,582,087.92 in immediately available funds.

          (g) Simultaneously with the issuance of the Policy, the Notes shall have been duly executed and authenticated and delivered to the relevant Noteholders pursuant to the Indenture.

          (h) All fees and expenses payable hereunder and pursuant to the Premium Letter to Radian on or prior to the Closing Date shall have been paid in full by TFC or the Issuer.

          (i) Radian shall have received confirmation that the risk insured by the Policy constitutes at least "BBB-" by S&P, and that the Notes, when issued, will be rated "AA" by S&P.

          (j) No Trigger Event, Event of Default, Servicer Termination Event, Default or Insurance Agreement Event of Default shall have occurred or be in effect.

     Section 2.03. Premium Letter. Radian shall be entitled to receive the
                   --------------
Premium payable under the Premium Letter on each Payment Date, and the timely payment or other performance of all other obligations set forth in the Premium Letter, in each case in accordance with the terms and conditions of the Premium Letter on any Payment Date and in accordance with the provisions of Section 5.7
                                                                    -----------
of the Sale and Servicing Agreement. The Premium shall be nonrefundable without regard to whether Radian makes any payment under the Policy or to any other circumstances relating to the Notes, or any provision being made for payment of the Notes prior to maturity.

     Section 2.04. Reimbursement Obligations.
                   -------------------------

          (a) In consideration of the issuance of the Policy by Radian, Radian shall be entitled to reimbursement by the Issuer from the Collateral, pursuant to the terms hereof, the Indenture and the Sale and Servicing Agreement, for any payment made under the Policy, which reimbursement shall be due and payable to Radian on the date that any amount is to be paid pursuant to a Notice for Payment. Such reimbursement shall be made in accordance with the terms hereof and of the Sale and Servicing Agreement and the Indenture, in an amount equal to the sum of all amounts paid or previously paid that remain unpaid under the Policy, together with interest on any and all amounts remaining unpaid (to the extent permitted by law, if in respect of any unpaid amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Prime Rate from time to time in effect plus 2.0%.

          (b)  Anything in Section 2.04(a) to the contrary notwithstanding,
                           ---------------
     Radian shall be entitled to reimbursement (to the extent such reimbursement and related interest has not previously been paid by payment to Radian from the Collateral) from (i) the Issuer, for payments made under the Policy arising as a result of the Issuer's failure to make any payment or deposit with respect to a Receivable required to be made pursuant to Section 3.2 of
                                                                  -----------
     the Sale and Servicing Agreement, together with interest on any and all such amounts remaining unpaid (to the extent permitted by law, if in respect of any unpaid amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Prime Rate from time to time in effect plus 2.0%, and (ii) the Servicer, for payments made under the Policy arising as a result of the Servicer's failure to make any deposit, including without limitation, a deposit required to be made pursuant to
     Section 4.7 of the Sale and Servicing Agreement, together with interest on
     -----------
     any and all such amounts remaining unpaid (to the extent permitted by law, if in respect of any unpaid amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Prime Rate from time to time in effect plus 2.0% (provided, however, that a successor to the Servicer
                          --------  -------
     shall under no circumstances be liable to Radian for the failure of its predecessor Servicer to so make a deposit).

     Section 2.05. Assignment and Other Rights upon Payments under the Policy.
                   ----------------------------------------------------------

          (a) In consideration of the issuance of the Policy by Radian, in the case of any payment made by or on behalf of Radian under the Policy, in addition to and not by way of limitation of, any of the rights and remedies of Radian hereunder, under the Policy, the Sale and Servicing Agreement or the Indenture with respect to such payment, each of the Issuer, TFCRC V and TFC hereby acknowledges and consents to the assignment by the Trustee, on behalf of the Noteholders, to Radian in accordance with the terms of the relevant Notice for Payment:

          (i) the rights of the Noteholders with respect to the Notes and the Collateral, to the extent of any such payment under the Policy; and

          (ii) the rights of the Trustee and each Noteholder in the conduct of any Insolvency Proceeding relating to any Preference Event (as such terms are defined in the Policy), including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

          (b)  The rights and remedies of Radian described in clause (a) above
                                                              ----------
     are in addition to, and not in limitation of, rights of subrogation and other rights and remedies otherwise available to Radian in respect of payments under the Policy. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Radian to effectuate the purpose or provisions of this Section 2.05.
                                                  ------------

     Section 2.06. Subrogation;  Further Assurances.
                   --------------------------------

     (a) The interests, rights and remedies of Radian described in this Article
                                                                        -------
         II are in addition to, and not in lieu of, Radian's equitable rights of
         --
         subrogation, and Radian reserves all of such rights. Each of the Issuer, TFCRC V and TFC agrees to take, or cause to be taken, all actions deemed desirable by Radian to preserve, enforce, perfect or maintain the perfection in Radian's favor of such interests, rights and remedies and such equitable rights of subrogation.

     (b) For the avoidance of doubt, the parties hereto acknowledge and agree that the receipt of any payment under the Policy shall not constitute
         (x) a reduction of any unpaid amounts of principal or interest of Notes outstanding under the Indenture or (y) otherwise discharge any other obligations whatsoever of the Issuer under the Indenture.

     (c) Each of the Issuer, TFCRC V and TFC agrees to promptly and duly take, execute, acknowledge and deliver such further acts, documents, instruments and assurances as Radian may from time to time reasonably request to more effectively evidence any rights to assignment or subrogation under this Article II, and to protect and perfect all of
                                ----------
         Radian's other rights as against the Issuer, TFCRC V and TFC, as the case may be.

     Section 2.07. Indemnification by TFC; Conduct of Actions or Proceedings;
                   ----------------------------------------------------------
                   Contribution.
                   ------------

          (a) In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, TFC agrees to pay, protect, indemnify and save harmless, Radian and its officers, directors, shareholders, employees, agents, assignees, participants, reinsurers and each Person, if any, who controls Radian within the meaning of either Section 15 of the Securities Act or
     Section 20 of the Securities Exchange Act (individually, an "Indemnified
                                                                  -----------
     Party" and, collectively, the "Indemnified Parties"), from and against any
     -----                          -------------------
     and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Issuer, TFC, the Servicer, the Parent, TFCRC V, the Seller, as the case may be;

          (ii) the breach by the Issuer, TFC, the Servicer, the Parent, TFCRC V, or the Seller of any representation, warranty or covenant under any of the Transaction Documents, or the occurrence, in respect of the Issuer, TFC, the Servicer, the Parent, TFCRC V, or the Seller, under any of the Transaction Documents of any "default," "event of default" or similar event (howsoever designated), or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default" or similar event (howsoever designated); provided, however, it is
                                       --------  -------
                understood and agreed that the sole remedy with respect to a breach of representations and warranties pursuant to Section 3.1
                                                                     -----------
                of the Sale and Servicing Agreement shall be the repurchase of
                Receivables pursuant to Section 3.2 of the Sale and Servicing
                                        -----------
                Agreement, subject to the conditions contained therein, or to enforce the obligation of TFC to TFCRC V to repurchase such Receivables pursuant to the Purchase Agreement; provided,
                                                                --------
                further, it is understood and agreed that the sole remedy with
                -------
                respect to the breach of any of the covenants set forth in Sections 4.5(a) or 4.6(a) of the Sale and Servicing Agreement
                ---------------    ------
                shall be the repurchase of Receivables pursuant to Section 4.7
                                                                   -----------
                of the Sale and Servicing Agreement, subject to the conditions contained therein; provided further, however, that TFC shall
                                   -------- -------  -------
                indemnify the Indemnified Parties against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by it as a result of third party claims arising out of the events or facts giving rise to any such breach of such covenant; or

          (iii) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, or in any amendment or supplement to the Private Placement Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that TFC
                                                   --------  -------
                will not be liable as a result of this clause (iii) to the
                                                       ------ -----
                extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon the representation made by Radian with regard to the Radian Information.

          (b) If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Indemnified Parties in respect of which indemnity may be sought from TFC hereunder, Radian shall promptly notify TFC in writing, and TFC shall assume the defense thereof, including the employment of counsel satisfactory to Radian and the payment of all reasonable expenses. An Indemnified Party (including Radian) shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel
     --------  -------
     shall be at the expense of TFC if (i) TFC has agreed to pay such fees and expenses, (ii) TFC shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to Radian in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and TFC, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to TFC and (B) the representation of TFC and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies TFC in writing that it elects to employ separate counsel at the expense of TFC, TFC shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that TFC shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by Radian). TFC shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to TFC, but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which TFC shall have received notice in accordance with this subsection (b), TFC agrees to indemnify and hold the
                          ---------- ---
     Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

          (c) To provide for just and equitable contribution, if the indemnification provided by TFC is determined to be unavailable for any Indemnified Party (other than due to application of this Section 2.07), TFC
                                                              ------------
     shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of TFC, on the one hand, and the Indemnified Party, on the other hand.

     Section 2.08. Indemnification by TFCRC V; Conduct of Actions or
                   -------------------------------------------------
Proceedings; Contribution.
-------------------------

          (a) In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, TFCRC V agrees to pay, protect, indemnify and save harmless the Indemnified Parties, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of TFCRC V;

          (ii) the breach by TFCRC V of any representation, warranty or covenant under any of the Transaction Documents, or the occurrence, in respect of TFCRC V, under any of the Transaction Documents of any "default," "event of default" or similar event (howsoever designated), or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default" or similar event (howsoever designated); provided, however, it is
                                                     --------  -------
               understood and agreed that the sole remedy with respect to a breach of representations and warranties pursuant to Section 3.1
                                                                    -----------
               of the Sale and Servicing Agreement shall be the repurchase of
               Receivables pursuant to Section 3.2 of the Sale and Servicing
                                       -----------
               Agreement, subject to the conditions contained therein, or to enforce the obligation of TFC to repurchase such Receivables pursuant to the Purchase Agreement; or

          (iii) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, or in any amendment or supplement to the Private Placement Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that TFCRC
                                                   --------  -------
                V will not be liable as a result of this clause (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon the representation made by Radian with regard to the Radian Information.

          (b) If any action or Proceeding (including any governmental investigation) shall be brought or asserted against the Indemnified Parties in respect of which indemnity may be sought from TFCRC V hereunder, Radian shall promptly notify TFCRC V in writing, and TFCRC V shall assume the defense thereof, including the employment of counsel satisfactory to Radian and the payment of all reasonable expenses. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided,
                                                                     --------
     however, that the fees and expenses of such separate counsel shall be at
     -------
     the expense of TFCRC V if (i) TFCRC V has agreed to pay such fees and expenses, (ii) TFCRC V shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to Radian in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and TFCRC V, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to TFCRC V and
     (B) the representation of TFCRC V and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies TFCRC V in writing that it elects to employ separate counsel at the expense of TFCRC V, TFCRC V shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that TFCRC V shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by Radian). TFCRC V shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to TFCRC V, but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which TFCRC V shall have received notice in accordance with this subsection
                                                                      ----------
     (b), TFCRC V agrees to indemnify and hold the Indemnified Parties harmless
     ---
     from and against any loss or liability by reason of such settlement or judgment.

          (c) To provide for just and equitable contribution, if the indemnification provided by TFCRC V is determined to be unavailable for any Indemnified Party (other than due to application of this Section), TFCRC V shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of TFCRC V, on the one hand, and the Indemnified Party, on the other hand.

     Section 2.09. Other Payment Obligations.
                   -------------------------

     (a)  Legal Fees. On the Date of Issuance, TFC agrees to pay to Radian all
          ----------
          reasonable out-of-pocket legal fees and disbursements incurred by Radian in connection with the negotiation, preparation, execution and delivery of the Private Placement Memorandum, the Transaction Documents and all other documents, instruments and agreements delivered with respect thereto.

     (b)  Rating Agency Fees. The initial fees of S&P with respect to the Notes
          ------------------
          and the transactions contemplated hereby shall be paid by TFC in full on the Date of Issuance. Each of TFC and the Issuer agrees to pay all periodic and subsequent fees of S&P with respect to, and directly allocable to, the Notes and the transactions contemplated hereby and thereby. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P in the event that S&P is no longer rating the Notes, in which case the cost for such substitute agency shall be paid by each of TFC and the Issuer.

     (c)  Accountants' and Auditors' Fees. In the event that Radian's auditors
          -------------------------------
          are required to provide information or any consent in connection with the Offering Document prepared on or prior to the Date of Issuance, any reasonable fees therefor shall be paid by TFC. Each of TFC and the Issuer shall pay on demand any additional fees of Radian's auditors payable in respect of any Offering Document, the Notes or the transactions contemplated hereby and thereby that are incurred after the Date of Issuance.

     (d)  Enforcement and Modifications. Each of TFC and the Issuer agrees to
          -----------------------------
          pay to Radian any and all out-of-pocket charges, fees, costs and expenses (including, without limitation, reasonable fees and expenses of legal counsel and accountants) reasonably incurred by Radian in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy, to the extent Radian has not been immediately reimbursed on the date that any amount is paid by Radian under the Policy, or other administrative expenses relating to such payments under the Policy, (ii) the enforcement, defense or preservation of any rights of Radian, including but not limited to defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding commenced by or against the Issuer, the Servicer, the Parent, TFCRC V or TFC, as the case may be) relating to any of the Transaction Documents, any party to any of the Transaction Documents or to the Transaction, (iii) any amendment, modification, waiver or any similar action, with respect to, or related to, any Transaction Document or the Transaction, whether or not executed or completed and/or (iv) any review or investigation made by Radian in those circumstances where the approval or consent of Radian is sought under any of the Transaction Documents.

     (e)  Third Party Advances. Each of TFC and the Issuer agrees to pay to
          --------------------
          Radian the amount of any and all payments made by Radian on behalf of, or advanced to, TFC, in its capacity as Servicer, or to the Trustee, including, without limitation, any amounts payable by TFC in its capacity as Servicer, or by the Trustee pursuant to the Notes or any other Transaction Documents, and any payments made by Radian as, or in lieu of, any servicing, management, trustee, custodial or administrative fees payable, in the sole discretion of Radian to third parties in connection with the Transaction.

     (f)  No Obligation to Seek Reimbursement. All amounts payable under this
          -----------------------------------
          Section 2.09 are to be immediately due and payable without demand, in full, without any requirement on the part of Radian or any other Person to seek reimbursement of such amounts from any other source of reimbursement or indemnity, or to allocate such amount to any other transaction that may have benefited from the expenditure of such amounts.

     Section 2.10. Payments, Generally.
                   -------------------

     (a)  Interest. Interest shall accrue and be payable in respect of any
          --------
          amounts not paid when due under this Insurance Agreement, from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Prime Rate from time to time in effect plus 2.0%. All amounts in respect of interest payable under this Insurance Agreement shall be calculated on the basis of a 360-day year for the actual number of days elapsed, and with respect to all amounts payable pursuant to Sections 2.03 or
                                                          -------------
          2.04(a) hereof shall be payable in accordance with the Indenture and
          -------
          the Sale and Servicing Agreement, or to the extent payable pursuant to any other Section herein, payable on demand.

     (b)  Certain Obligations Not Recourse to TFC. Notwithstanding any provision
          ---------------------------------------
          of this Article II to the contrary, the payment obligations provided in Section 2.09(d)(ii) and 2.09(e) (but only to the extent of advances
             -------------------     -------
          to the Trustee in respect of payments on the Notes), in each case, to the extent that such payment obligations do not arise from any failure or default in performance by the Parent, TFC, or TFCRC V of any of its obligations under the Transaction Documents, and any interest on the foregoing in accordance with Section 2.10(a), shall not be recourse to
                                       ---------------
          TFC, but shall be payable in the manner and in accordance with priorities provided in the Sale and Servicing Agreement. For the avoidance of doubt, all obligations of TFC hereunder shall constitute amounts owing under this Insurance Agreement and shall be payable in the manner and in accordance with the priorities provided in the Sale and Servicing Agreement with respect to such amounts.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.02. Representations and Warranties with respect to TFC and TFCRC
                   ------------------------------------------------------------
V. Each of TFC and TFCRC V represents and warrants, as of the Closing Date, with
-
respect to TFC and TFCRC V (and to the extent specifically set forth below, with respect to the Issuer), that:

          (a)  Due Organization and Qualification. (i) TFC is a corporation,
               ----------------------------------
     duly organized, validly existing and in good standing under the laws of Virginia. TFC is not organized under the laws of any other jurisdiction. TFC is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as
                 ---------
     currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals might result in a Material Adverse Change. (ii) TFCRC V is a corporation duly organized, validly existing and in good standing under the laws of Delaware. TFCRC V is not organized under the laws of any other jurisdiction. TFCRC V is duly qualified to do business, is in good standing and has obtained all necessary approvals necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals might result in a Material Adverse Change.

          (b)  Power and Authority. Each of TFC and TFCRC V has all necessary
               -------------------
     corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and has full power and authority to sell and assign the Receivables and related property as contemplated by the Transaction Documents and to consummate the Transaction.

          (c)  Due Authorization. The execution, delivery and performance of the
               -----------------
     Transaction Documents by each of TFC and TFCRC V has been duly authorized by all necessary corporate action and does not require any additional approvals or consents or other action by, or any notice to, or filing with, any Person, including, without limitation, any Governmental Authority or any of its stockholders.

          (d)  Noncontravention. None of the execution and delivery of the
               ----------------
     Transaction Documents by TFC or TFCRC V, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

          (i) conflicts with or results in any material breach or violation of any provision of the Articles of Incorporation of TFC or Certificate of Incorporation of TFCRC V, or the Bylaws of TFC or TFCRC V, as the case may be, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to TFC or TFCRC V, as the case may be, or any of their respective properties, including regulations issued by an administrative agency or other Governmental Authority having supervisory powers over TFC or TFCRC V, as the case may be,

          (ii) constitutes or will constitute a default by TFC or TFCRC V, as the case may be, under or a material breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which TFC or TFCRC V is a party or by which it, or any of its or their properties is, or may be, bound or affected, or

          (iii) results in or requires the creation of any Lien upon or in respect of any of the assets of TFC or TFCRC V except as otherwise expressly contemplated by the Transaction Documents.

          (e)     Legal Proceedings. Other than as stated in the Private
                  -----------------
     Placement Memorandum, there is no action, proceeding or investigation pending, or to the best knowledge of TFC or TFCRC V after reasonable inquiry, threatened by or before any court, regulatory body, governmental or administrative agency or arbitrator against or affecting TFC or TFCRC V, or any properties or rights of TFC or TFCRC V, including without limitation, the Receivables, which might result in a Material Adverse Change with respect to TFC or TFCRC V.

          (f)     Valid and Binding Obligations. Each of the Transaction
                  -----------------------------
     Documents to which either TFC or TFCRC V is a party when executed and delivered by TFC or TFCRC V, as the case may be, will constitute the legal, valid and binding obligations of such Person, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Certificate, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial ownership interest in the Issuer. The Notes when executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally or general equitable principles (whether in a proceeding at law or in equity) and except to the extent that rights to indemnity and contribution may be limited by public policy.

          (g)     ERISA. Each of TFC and TFCRC V is in compliance with ERISA and
                  -----
     has not incurred and does not reasonably expect to incur, any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan.

          (h)     Accuracy of Information. None of the Transaction Documents nor
                  -----------------------
     any of the Provided Documents contain any statement of a material fact with respect to TFC or TFCRC V or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to TFC or TFCRC V, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to TFC or TFCRC V which has a material possibility of causing a Material Adverse Change with respect to either of TFC or TFCRC V, or which has a material possibility of impairing the value or marketability of the Receivables, taken as a whole, or decreasing the possibility that amounts due in respect of the Receivables will be collected as due.

          (i)     Compliance With Securities Laws. The Notes have not been
                  -------------------------------
     offered or sold in any manner that would render the issuance and sale of the Notes a violation of the Securities Act or any state securities or "Blue Sky" laws or require registration pursuant thereto, nor has any Person been authorized to act in such manner. No registration under the Securities Act is required for the sale of the Notes as contemplated by the Transaction Documents, assuming the accuracy of the Purchaser's representations and warranties set forth in the Purchase Agreement, and satisfaction by the Initial Purchaser of its obligations set forth in the Note Purchase Agreement. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (j)     Transaction Documents. Each of the representations and
                  ---------------------
     warranties of TFC or TFCRC V contained in the Transaction Documents is true and correct in all material respects and each of TFC or TFCRC V hereby makes each such representation and warranty made by it to, and for the benefit of, Radian as if the same were set forth in full herein.

          (k)     No Consents. No consent, license, approval or authorization
                  -----------
     from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required in connection with the execution, delivery and performance by TFC or TFCRC V of this Insurance Agreement or of any other Transaction Document to which such Person is a party, except (in each case) as have been obtained and are in full force and effect.

          (l)     Compliance With Law. Etc. No practice, procedure or policy
                  -------------------
     employed or proposed to be employed by TFC or TFCRC V in the conduct of their respective businesses violates any law, regulation, judgment, agreement, order or decree applicable to it which, if enforced, would result in a Material Adverse Change with respect to such Person.

          (m)     Special Purpose Entity.
                  ----------------------

          (i) The capital of TFCRC V is adequate for the business and undertakings of TFCRC V.

          (ii) Other than with respect to the purchase by TFC of the stock of TFCRC V, and as provided in this Insurance Agreement and the Transaction Documents, TFCRC V is not engaged in any business transactions with TFC.

          (iii) At least two directors of TFCRC V shall be persons who are not, and will not be, a director, officer, employee or holder of any equity securities of TFC or any of its Affiliates or Subsidiaries.

          (iv) The funds and assets of TFCRC V are not, and will not be, commingled with the funds of any other Person.

          (v) The Bylaws of TFCRC V require it to maintain (A) correct and complete minute books and records of account, and (B) minutes of the meetings and other proceedings of its shareholders and board of directors.

          (n)     Solvency; Fraudulent Conveyance. Each of TFC and TFCRC V is
                  -------------------------------
     solvent, is able to pay its debts as they become due and will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, neither TFC nor TFCRC V will be left with an unreasonably small amount of capital with which to engage in its business. Neither TFC nor TFCRC V intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither TFC nor TFCRC V contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of TFC or TFCRC V, as the case may be, or any of their respective assets. The amount of consideration being received by TFCRC V upon the sale of the Receivables to the Issuer constitutes reasonably equivalent value and fair consideration for the Receivables. TFCRC V is not selling the Receivables to the Issuer, as provided in the Transaction Documents, with any intent to hinder, deal or defraud any of TFC's creditors.

          (o)     Good Title; Valid Transfer; Absence of Liens; Security
                  ------------------------------------------------------
     Interest.
     --------

          (i) Immediately prior to the pledge of the Collateral to the Trust Collateral Agent pursuant to the Indenture, the Issuer was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had or will have had full right, power and lawful authority to assign, transfer and pledge such Receivables. The Indenture constitutes a valid pledge of the Collateral to the Trust Collateral Agent and the Trust Collateral Agent shall have a valid and perfected first priority security interest in the Collateral, free and clear of all Liens and Restrictions on Transferability.

          (ii) Immediately prior to the transfer of any Trust Property to the Issuer pursuant to the Sale and Servicing Agreement, TFCRC V was or will have been the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had or will have had full right, corporate power and lawful authority to assign, transfer and pledge such Receivables. In the event that a transfer of the Receivables by TFCRC V to the Issuer is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Issuer shall have a valid and perfected first priority security interest in such Receivables free and clear of all Liens and Restrictions on Transferability.

          (iii) Immediately prior to the sale of the Receivables and Other Conveyed Property to TFCRC V pursuant to the Purchase Agreement, TFC was or will have been the owner of, and had good and marketable title to, the Receivables being transferred by such party free and clear of all Liens and Restrictions on Transferability, and had or will have had full right, corporate power and lawful authority to assign, transfer and pledge such Receivables. In the event that a transfer of the Receivables by TFC to TFCRC V is characterized as other than a sale, such transfer shall be characterized as a secured financing, and TFCRC V shall have a valid and perfected first priority security interest in such Receivables free and clear of all Liens and Restrictions on Transferability.

          (p)     Taxes. Each of TFC and TFCRC V has (i) filed all tax returns
                  -----
     which are required to be filed in any jurisdiction and (ii) paid all taxes, assessments, fees and other governmental charges against TFC or TFCRC V or any of the properties, income or franchises of TFC or TFCRC V, to the extent that such taxes have become due, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which it has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien. To the best of the knowledge of TFC and TFCRC V, all such tax returns were true and correct in all material respects and neither of TFC nor TFCRC V knows of any proposed material additional tax assessment against it nor any basis therefor. Any taxes, assessments, fees and other governmental charges payable by TFC or TFCRC V in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Notes have been paid or shall have been paid at or prior to Closing Date.

          (q)     Private Placement Memorandum. As of the Closing Date, neither
                  ----------------------------
     the Private Placement Memorandum nor any amendment thereof or supplement thereto (other than the Radian Information and the Initial Purchaser Information) contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (r)     Pledge of Shares. The shares of stock of TFCRC V which have
                  ----------------
     been pledged pursuant to the Stock Pledge Agreement constitute all of the issued and outstanding shares of stock of TFCRC V.

          (s)     Investment Company. Neither TFC nor TFCRC V is an "investment
                  ------------------
     company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and none of the execution, delivery or performance of obligations under the Agreement or any of the Transaction Documents or the consummation of any of the transactions contemplated thereby will violate any provision of the Investment Company Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

          (t)     No Restrictions on TFCRC V Affecting Its Business. TFCRC V is
                  -------------------------------------------------
     not a party to any contract or agreement, or subject to any charter or other corporate restriction which materially and adversely affects its business.

          (u)     Perfection of Security Interest. All filings and recordings as
                  -------------------------------
     may be necessary to perfect the interest of the Issuer in the Receivables have been accomplished and are in full force and effect. TFCRC V will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer (and the priority of such interest) in all of the Receivables is fully protected.

          (v)     Ownership of TFCRC V. 100% of the issued and outstanding
                  --------------------
     shares of capital stock of TFCRC V are directly owned (both beneficially and of record) by TFC. Such shares are validly issued, fully paid and nonassessable and no one other than TFC has any options, warrants or other rights to acquire shares of capital stock of and from TFCRC V.

          (w)     No Broker, Finder or Financial Adviser Other Than West LB.
                  ---------------------------------------------------------
     Neither TFCRC V nor any of its officers, directors, employees or agents has employed any broker, finder or financial adviser other than West LB or incurred any liability for fees or commissions to any person other than West LB in connection with the offering, issuance or sale of the Notes.

          (x)     Rating Agency. The information supplied by TFC or TFCRC V to
                  -------------
     the Rating Agency in connection with obtaining a rating for the Notes did not contain any untrue statement of a material fact or omit to state any material fact required to be stated in order to make such information not misleading.

          (y)     No Violation of Exchange Act or Regulations T, U or X. None of
                  -----------------------------------------------------
     the transactions contemplated in the Transaction Documents (including the use of the proceeds from the sale of the Notes and the pledge of the shares of TFCRC V under the Stock Pledge Agreement) will result in a violation of
     Section 7 of the Securities and Exchange Act, or any regulations issued pursuant thereto, or in a violation of any of Regulations T, U and X of the Board of Governors of the Federal Reserve System.

          (Z)     Financial Statements. The Financial Statements of TFC, copies
                  --------------------
     of which have been furnished to Radian, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects. (ii) present fairly the financial condition and results of operations of TFC as of the dates and for the periods indicated, and (iii) have been prepared in accordance with GAAP consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change. Except as disclosed in the Financial Statements, TFC is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change with respect to TFC.

          (aa)    Available Financing. TFC is not dependent on the renewal of
                  -------------------
     the financing arrangements provided by GE Capital under the GE Capital Agreement for the maintenance of its operations and businesses.

     Section 3.03. Representations and Warranties of the Issuer.  The Issuer
                   --------------------------------------------
represents and warrants, as of the Closing Date, as follows:

          (a)     Due Organization and Qualification. The Issuer is duly formed
                  ----------------------------------
     and validly existing as a Delaware statutory business trust and is in good standing under the laws of the State of Delaware. The Issuer is not organized under the laws of any other jurisdiction. The Issuer is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Receivable or Transaction Document unenforceable in any material respect or would otherwise cause a Material Adverse Change to occur with respect to the Transaction.

          (b)     Power and Authority. The Issuer has all necessary trust power
                  -------------------
     and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and has full power and authority to sell and assign the Receivables as contemplated by the Transaction Documents and to consummate the Transaction.

          (c)     Due Authorization. The execution, delivery and performance of
                  -----------------
     the Transaction Documents by the Issuer have been duly authorized by all necessary trust action and do not require any additional approvals or consents or other action by, or any notice to or filing with, any Person, including, without limitation, any Governmental Authority.

          (d)     Noncontravention. None of the execution and delivery of the
                  ----------------
     Transaction Documents by the Issuer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

          (i) conflicts with, or results in any material breach or violation of, any provision of the Certificate or the Trust Agreement, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer or its property, including regulations issued by an administrative agency or other Governmental Authority having supervisory powers over the Issuer,

          (ii) constitutes, or will constitute, a material default by the Issuer under, or a material breach of, any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Issuer is a party or by which it or any of its property is or may be bound or affected, or

          (iii) results in or requires the creation of any Lien upon or in respect of any of the assets of the Issuer, except as otherwise expressly contemplated by the Transaction Documents.

          (e)     Legal Proceedings. There is no action, proceeding, suit or
                  -----------------
     investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Issuer, or any properties or rights of the Issuer, pending or, to the knowledge of the Issuer, threatened, which, in any case, if decided adversely, would result in a Material Adverse Change with respect to the Issuer, the Certificate or the Notes.

          (f)     Valid and Binding Obligations. Each of the Transaction
                  -----------------------------
     Documents to which the Issuer is a party when executed by the Owner Trustee on behalf of the Issuer, will constitute the legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally or general equitable principles (whether in a proceeding at law or in equity) and except to the extent that rights to indemnity and contribution may be limited by public policy. The Certificate, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial ownership interest in the Issuer. The Notes when executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally or general equitable principles (whether in a proceeding at law or in equity) and except to the extent that rights to indemnity and contribution may be limited by public policy.

          (g)     Accuracy of Information. None of the Transaction Documents,
                  -----------------------
     nor any of the Provided Documents, contain any statement of a material fact with respect to the Issuer or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Issuer which has a material possibility of causing a Material Adverse Change with respect to the Issuer or which has a material possibility of impairing the value or marketability of the Receivables, taken as a whole, or decreasing the possibility that amounts due in respect of the Receivables will be collected as due.

          (h)     Compliance With Securities Laws; Offering Document. The Notes
                  --------------------------------------------------
     have not been offered or sold in any manner that would render the issuance and sale of the Notes a violation of the Securities Act or any state securities or "Blue Sky" laws or require registration pursuant thereto, nor has any Person been authorized to act in such manner. No registration under the Securities Act is required for the sale of the Notes as contemplated by the Transaction Documents, assuming the accuracy of the Purchaser's representations and warranties set forth in the Purchase Agreement, and satisfaction by the Initial Purchaser of its obligations set forth in the Note Purchase Agreement. Without limitation of the foregoing, the Offering Document did not, as of its date, and does not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (i)     Transaction Documents. Each of the representations and
                  ---------------------
     warranties of the Issuer contained in the Transaction Documents is true and correct in all material respects and the Issuer hereby makes each such representation and warranty made by it to, and for the benefit of, Radian as if the same were set forth in full herein.

          (j)     No Consents. No consent, license, authorization or approval
                  -----------
     from, or registration or other action by, and no notice to or filing or declaration with, any governmental entity or regulatory body, is required for the due execution, delivery and performance by the Issuer of the Transaction Documents or any other material document or instrument to be delivered thereunder, except (in each case) as have been obtained or the failure of which to be obtained would not be reasonably likely to cause a Material Adverse Change with respect to the Transaction.

          (k)     Compliance With Law. Etc. No practice, procedure or policy
                  -------------------
     employed or proposed to be employed by the Issuer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to it which, if enforced, would result in a Material Adverse Change with respect to the financial condition of such Person.

          (l)     Special Purpose Entity.
                  ----------------------

          (i) The capital of the Issuer is adequate for the business and undertakings of the Issuer.

          (ii) Except as contemplated by the Transaction Documents, the Issuer is not engaged in any business transactions with TFC, the Parent, TFCRC V or any Affiliate of any of them.

          (iii) The Issuer's funds and assets are not, and will not be, commingled with the funds of any other Person.

          (m)     Solvency; Fraudulent Conveyance. The Issuer is solvent and
                  -------------------------------
     will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its business. The Issuer does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Issuer or any of its assets.

               (n) Perfection of Liens and Security Interest. On the Closing
                   -----------------------------------------
         Date, the Lien and security interest in favor of the Trust Collateral Agent with respect to the Collateral will be perfected by the filing of financing statements on Form UCC-1 in each jurisdiction where such recording or filing is necessary for the perfection thereof, the delivery of the Receivables Files to the Trust Collateral Agent, and the establishment of the Collection Account, the Spread Account and the Note Payment Account in accordance with the provisions of the Transaction Documents, and no other filings in any jurisdiction or any other actions (except as expressly provided herein) are necessary to perfect the Trust Collateral Agent's Lien on and security interest in the Collateral as against any third parties.

               (o) Investment Company. The Issuer is not an "investment company"
                   ------------------
         or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and none of the execution, delivery or performance of obligations under the Agreement or any of the Transaction Documents or the consummation of any of the transactions contemplated thereby by the Issuer or the acquisition by the Issuer of the Receivables will violate any provision of the Investment Company Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

               (p) Collateral. On the Closing Date, the Issuer will have good
                   ----------
         and marketable title to each item of Trust Property conveyed on such date and will own each such item free and clear of any Lien (other than Liens contemplated under the Indenture) or any equity or participation interest of any other Person.

               (q) Security Interest in Funds and Investments. Assuming the
                   ------------------------------------------
         retention of funds in the Trust Accounts and/or the Spread Account, such funds will be subject to a valid and perfected, first priority security interest in favor of the Trust Collateral Agent on behalf of the Trustee (for the benefit of the Noteholders and Radian).

               (r) No Violation of Exchange Act or Regulations T, U or X. None
                   -----------------------------------------------------
         of the transactions contemplated in the Transaction Documents will result in a violation of Section 7 of the Securities Exchange Act, or any regulations issues pursuant thereto, or any of Regulations T, U and X of the Board of Governors of the Federal Reserve System. The Issuer does not own nor does it intend to carry or purchase any "Margin Security" within the meaning of said Regulation U, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

                                   ARTICLE IV

                                    COVENANTS

         Section 4.01. Covenants of TFCRC V and TFC. Each of TFCRC V and TFC
                       ----------------------------
hereby covenants and agrees that during the term of this Insurance Agreement, unless Radian shall otherwise expressly consent in writing (in the absence of an Insurer Default which shall have occurred and be continuing):

               (a) Compliance With Agreements and Applicable Laws. Each of TFCRC
                   ----------------------------------------------
         V and TFC shall perform each of its respective obligations under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it, or that are required in connection with its performance under any of the Transaction Documents. Neither TFCRC V nor TFC will cause or permit to become effective any amendment to or modification of any of the Transaction Documents to which it is a party, unless Radian shall have previously approved in writing the form of such amendment or modification and shall have received all fees and expenses payable under the Premium Letter in connection therewith (provided that such prior written
                                         --------
         approval of Radian shall not be required in the event that (x) an Insurer Default shall have occurred and be continuing or (y) the proposed amendment or modification shall not have any adverse effect on Radian). Neither TFCRC V nor TFC shall take any action or fail to take any action that would interfere with the enforcement of any rights of Radian or the Trust Collateral Agent under the Transaction Documents.

               (b) Reports; Other Information. Each of TFCRC V and TFC shall
                   --------------------------
         keep or cause to be kept in reasonable detail, books and records of account of their respective assets and business, and in the case of TFC, which shall clearly reflect the transfer of the Receivables to TFCRC V, and, in the case of TFCRC V, which shall clearly reflect the transfer of the Receivables to the Issuer, and subsequently to the Trust Collateral Agent. Each of TFCRC V and TFC shall furnish or caused to be furnished to Radian:

               (i) Promptly upon receipt thereof, copies of all reports,
                   statements, certifications, schedules, or other similar items delivered to or by TFCRC V and TFC pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as Radian may reasonably request; provided,
                                                                --------
                   however, that neither TFCRC V nor TFC shall be required to
                   -------
                   deliver any such items if provision by some other party to Radian is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. TFCRC V and TFC shall, upon the reasonable request of Radian, permit Radian or its authorized agents (including, without limitation, any reinsurers of Radian appointed by Radian as an agent for such purposes) (A) to inspect its books and records as they may relate to the Notes, the Receivables, the obligations of TFCRC V and TFC under the Transaction Documents, the Transaction and the business of TFC or TFCRC V; (B) to discuss the affairs, finances and accounts of TFCRC V and TFC with an officer of each such Person upon Radian's reasonable request; and (C) to discuss the affairs, finances and accounts of TFCRC V and TFC with its independent accountants, provided that an officer of such Person shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of such Person. The reasonable fees and expenses of Radian or any such authorized agents shall be for the account of TFC.

               (ii) TFC shall provide or cause to be provided to Radian an executed original copy of each document executed in connection with the transaction within 30 days after the Closing Date.

               (iii) At least 30 days prior to the implementation thereof, notice of any material change to the software, hardware or other systems employed by the Parent or TFC in connection with billing, collecting or otherwise servicing the Receivables.

               (c)   Notice of Material Events. TFCRC V and TFC shall promptly
                     -------------------------
          inform Radian in writing of the occurrence of any of the following:

               (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against TFCRC V or TFC pertaining to the Receivables in general, (B) with respect to a material portion of the Receivables or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Receivables;

               (ii) any change in the location of the principal office of either of TFCRC V or TFC or any change in the location of the books and records of TFCRC V or TFC;

               (iii) the occurrence of any Trigger Event, Event of Default,
                     Servicer Termination Event, Default or Insurance Agreement Event of Default; or

               (iv) any other event, circumstance or condition that has resulted, or which TFCRC V or TFC, as the case may be, reasonably believes might result, in a Material Adverse Change with respect to TFCRC V or TFC.

               (d)   Further Assurances. Each of TFCRC V and TFC will file all
                     ------------------
          necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien on and security interest in, and all rights of the Trust Collateral Agent, for the benefit of the Trustee (on behalf of the Noteholders) and Radian with respect to the Receivables, the Collection Account, the Note Payment Account, the Spread Account, the stock of TFCRC V subject to the Stock Pledge Agreement and all of the other Collateral. In addition, each of TFCRC V and TFC shall, upon the request of Radian, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Issuer, the Owner Trustee, the Trustee (for the benefit of the Noteholders) and Radian, in the Receivables, the Collection Account, the Note Payment Account, the Spread Account, the stock of TFCRC V subject to the Stock Pledge Agreement and all of the other Collateral, free and clear of all Liens and Restrictions on

          Transferability except as contemplated by the Transaction Documents. In addition, each of TFCRC V and TFC agrees to cooperate with the Rating Agency in connection with any review of the Transaction which may be undertaken by such Rating Agency and after the date hereof.

               (e) TFCRC V's Corporate Existence. TFCRC V shall maintain its
                   -----------------------------
          corporate existence and shall at all times continue to be duly organized under the laws of Delaware, and duly qualified and duly authorized (as described in Sections 3.01 (a), (b) and (c) hereof,
                                      -----------------  ---     ---
          including, but not limited to, in the Commonwealth of Virginia) and shall conduct its business in accordance with the terms of its Certificate of Incorporation and Bylaws.

               (f) TFC's Corporate Existence. TFC shall maintain its corporate
                   -------------------------
          existence and shall at all times continue to be duly organized under the laws of Virginia, and duly qualified and duly authorized (as described in Sections 3.01 (a), (b) and (c) hereof) and shall conduct
                       -----------------  ---     ---
          its business in accordance with the terms of its Articles of Incorporation and Bylaws.

               (g) Disclosure Document. Each Offering Document delivered with
                   -------------------
          respect to the Notes shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in
          Article 76 of the New York Insurance Law. In addition, each Offering Document delivered with respect to the Notes which includes financial statements of Radian prepared in accordance with GAAP shall include the following statement immediately preceding such financial statements:

                   The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining where its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

               (h) Special Purpose Entity.
                   ----------------------

               (i) TFCRC V shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned; in particular, TFCRC V shall (A) require that its employees, if any, identify themselves as employees of TFCRC V when conducting business of TFCRC V, (B) use its best efforts to avoid the appearance that it is conducting business on behalf of any Affiliate thereof or that its assets are available to pay the creditors of TFC or the Parent or any Affiliate thereof, (C) maintain at all times stationary separate from that of any Affiliate, and (D) conduct all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, solely in the name of TFCRC V.

   (ii) Each of TFC and TFCRC V shall respond to any inquiries made directly to it with respect to ownership of a Receivable by stating that TFCRC V acquired such Receivable from TFC, that TFCRC V contributed such Receivable to the Issuer and that the Trust Collateral Agent has been granted a security interest in such Receivable.

   (iii) TFCRC V shall compensate all employees, consultants and agents directly or indirectly through reimbursement of TFC, from TFCRC V's bank accounts, for services provided to TFCRC V by such employees, consultants and agents and, to the extent any employee, consultant or agent of TFCRC V is also an employee, consultant or agent of TFC, allocate the compensation of such employee, consultant or agent between TFCRC V and TFC on a basis which reflects the respective services rendered to TFCRC V and TFC.

   (iv) TFCRC V shall keep its assets and liabilities wholly separate from those of all other entities, including, but not limited to TFC and the Parent and the Affiliates thereof. TFCRC V shall not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment or funds which may be commingled until deposit into the Collection Account in accordance with the Sale and Servicing Agreement), and not hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity.

   (v) TFCRC V shall not guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate (either directly or by seeking credit based on the assets of such Affiliate), or otherwise hold itself out as responsible for the debts of any Affiliate;

   (vi) TFCRC V shall maintain corporate records and books of account separate from those of TFC or the Parent, and the Affiliates thereof.

   (vii) TFCRC V shall obtain proper authorization from its Board of Directors of all corporate action requiring such authorization. Meetings of the Board of Directors of TFCRC V shall be held not less frequently than one time per annum, and copies of the minutes of each such board meeting shall be delivered to Radian within 30 days of such meeting.

       (viii) TFCRC V shall obtain proper authorization from its shareholders of all corporate action requiring shareholder approval. Meetings of the shareholders of TFCRC V shall be held not less frequently than one time per annum, and copies of each such authorization and the minutes of each such shareholder meeting shall be delivered to Radian within 30 days of such authorization or meeting, as the case may be.

       (ix) TFCRC V shall (A) pay its own incidental administrative costs and expenses from its own funds, (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agent, and reasonable legal auditing expenses), and other items of cost and expense shared between TFCRC V and any Affiliate thereof, on the basis of actual use to the extent practicable, and to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered. TFCRC V shall not permit any of its Affiliates to pay its operation expenses.

       (x) The annual financial statements of each of the Parent, TFC and TFCRC V shall disclose the effects of the Transactions in accordance with GAAP and shall disclose that neither the assets of TFCRC V nor the assets of the Issuer are available to pay creditors of the Parent or TFC, or any of their other Affiliates. Without limiting the foregoing, each of the Parent and TFC shall ensure that any of its consolidated financial statements have notes to the effect that TFCRC V and the Issuer are separate entities whose creditors have a claim on their respective assets prior to those assets becoming available to its equity holders and to any of their respective creditors.

       (xi) The resolutions, agreements and other instruments of TFCRC V underlying the transactions described in this Insurance Agreement and in the other Transaction Documents shall be continuously maintained by TFCRC V as official records of TFCRC V, separately identified and held apart from the records of TFC and the Parent and each affiliate thereof.

       (xii) TFCRC V shall at all times have at least two independent directors who satisfy the definition of Independent Director provided in its certificate of incorporation, and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of directors.

       (xiii) TFCRC V shall take such actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by its counsel remain true and correct at all times.

       (i)    Maintenance of Licenses. Each of TFCRC V and TFC shall maintain
              -----------------------
all licenses, permits, charters and registrations which are material to the performance by it of its obligations under this Insurance Agreement and each other Transaction Document to which it is a party or by which it is bound.

                (j)   Transaction Documents. Each of TFCRC V and TFC shall
                      ---------------------
         comply with each of the covenants, as applicable, made by it in each of the Transaction Documents.

                (k)   Ownership of TFCRC V. TFC shall at all times own 100% of
                      --------------------
         the issued and outstanding shares of capital stock of TFCRC V free and clear of any Liens.

                (l)   Civilian Portfolio. TFC shall cause, with respect to each
                      ------------------
         calendar quarter ending before January 1, 2003, the fraction (stated as a percentage) (A) the numerator of which is the aggregate outstanding principal balance of Contracts serviced by TFC (including, without limitation, those Contracts pledged to secure loans to TFC or transferred by TFC in connection with securitization transactions) as determined as of the close of business of the last day of the most recently concluded calendar quarter, and in respect of which the Obligors are not military personnel and (B) the denominator of which is the aggregate outstanding principal balance of all such Contracts serviced by TFC as determined as of the close of business of the last day of such calendar quarter, not to exceed for such calendar quarter, the percentage set forth opposite such Monthly Period on Schedule 2
                                                                  ----------
         attached hereto and under the heading "Civilian Percentage Limit".

                (m) Access to Records; Discussions with Officers. TFC shall, upon the reasonable request of Radian, permit Radian or its authorized agent (including, without limitation, any reinsurers of Radian appointed by Radian as an agent for such purposes) access to:

                (i) the documentation regarding the Receivables, the other Collateral, the obligations of TFC under the Transaction Documents, the business of TFC and the transactions consummated in connection therewith including, but not limited to, the accounts, records and computer systems maintained by TFC with respect thereto; and

                (ii) any of the properties of TFC, to examine all of its books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, employees, and independent public accounts (and by this provision TFC authorizes said accountants to discuss the finances and affairs of TFC) (in each such case, it being understood that an officer of TFC shall be entitled to be present during any such examination and/or discussion).

                  Such inspections and discussions shall be conducted at such reasonable times and as often as may be reasonably requested. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours.

                (n)   Benefit Plan. Each of TFC and TFCRC V shall comply in all
                      ------------
         material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder to the extent applicable, with respect to each

         Benefit Plan. Each of TFC and TFCRC V will not, and will cause any ERISA Affiliate not to:

               (i) engage in any non-exempt prohibited transaction (within the meaning of Code Section 4975 or ERISA Section 406) with respect to any Benefit Plan which would result in a material liability to either of TFC or TFCRC V;

               (ii) permit to exist any accumulated funding deficiency as defined in Section 301(a) of ERISA and Section 412(a) of the Code, with respect to any Benefit Plan which is subject to Section 302(q) of ERISA or 412 of the Code;

               (iii) terminate any Benefit Plan of either of TFC or TFCRC V or any ERISA Affiliate if such termination would result in any material liability to either of TFC or TFCRC V or an ERISA Affiliate; or

               (iv)   create any defined benefit plan (as defined in ERISA).

               (o) Reporting and Accounting Treatment. For reporting and
                   ----------------------------------
         accounting purposes, and in its books of account and records, TFCRC V will treat each transfer of Receivables pursuant to the Sale and Servicing Agreement as an absolute sale and assignment of TFCRC V's full right, title and ownership interest in such Receivable and TFCRC V will not account for or treat the Transactions in any other manner.

               (p) Financial Statements; Accountants' Reports; Other
                   -------------------------------------------------
         Information. TFC shall keep, or cause to be kept, in reasonable detail
         -----------
         books and records of account of its assets and business, and shall clearly reflect therein the transfer of the Receivables from TFC to TFCRC V, and from TFCRC V to the Issuer, and the sale of the Notes to the Noteholders, as a sale of TFCRC V's respective interests in the Receivables evidenced by the Notes. TFC shall furnish or cause to be furnished to Radian:

               (i)    Annual Financial Statements. As soon as available, and in
                      ---------------------------
                      any event within 120 days after the close of each fiscal year of the Parent, the audited consolidated balance sheets of TFC and the Parent, and the unaudited balance sheets of TFCRC V, in each case as of the end of such fiscal year, and the audited consolidated statements of income, shareholders' equity and cash flows of TFC and the Parent, and the unaudited consolidated statements of income, shareholders' equity and cash flows of TFCRC V, as applicable, for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, in each case prepared in accordance with GAAP, consistently applied, and in the case of TFC and the Parent, accompanied by the certificate of independent accountants (which shall be a nationally recognized firm or otherwise acceptable to Radian) and certified by an authorized officer of the relevant entity as being complete and correct in all material respects, and in the case of TFCRC V, certified by an authorized officer of TFCRC V as being complete and correct in all material respects, and in each case presenting the financial condition and results of operations of the Parent, TFC or TFCRC V, as applicable, as of the dates and for the periods indicated, in accordance with GAAP consistently applied.

                    (ii)   Quarterly Financial Statements. As soon as available,
                           ------------------------------
                           and in any event within 45 days after the close of the first three quarters of each fiscal year of TFC and the Parent, the unaudited consolidated balance sheets of TFC, the Parent and TFCRC V, in each case as of the end of each such quarter and the unaudited consolidated statements of income and cash flows of TFC and the Parent for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with GAAP, consistently applied (subject to normal year-end adjustments), and certified by an authorized officer of TFC as being complete and correct in all material respects and presenting the financial condition and results of operations of TFC or the Parent, as applicable, as of the dates and for the periods indicated, in accordance with GAAP consistently applied (subject as to interim statements to normal year-end adjustments).

                    (iii)  Other Information. Promptly upon receipt thereof,
                           -----------------
                           copies of all reports, statements, certifications, schedules, or other similar items delivered to or by TFC pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as Radian may reasonably request; provided, however,
                                                             --------  -------
                           that TFC shall not be required to deliver any such items if provision by some other party to Radian is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The reasonable fees and expenses of Radian or any such authorized agents shall be for the account of TFC. In addition, TFC shall promptly (but in no case more than 30 days following issuance or receipt by a Commonly Controlled Entity) provide to Radian a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the under-funded status, termination or possible termination of a Plan or a Multiemployer Plan. The books and records of TFC will be maintained at the address for it designated herein for receipt of notices, unless it shall otherwise advise the parties hereto in writing.

                    (iv)   Closing Documents. TFC shall provide, or cause to be
                           -----------------
                           provided, to Radian an executed original copy of each document executed in connection with the Transaction within 30 days after the Closing Date.

                    (q)    Agreed Upon Procedures; Reports. (1) TFC shall cause
                           -------------------------------
        a firm of nationally recognized independent certified public accountants (the Independent Accountants"), who may also render other services to
             -----------------------
        TFC and/or to TFCRC V, to
         deliver to the Board of Directors of the Servicer, to the Trustee, the Owner Trustee, the Trust Collateral Agent and Radian (with a copy delivered to the Rating Agency):

                    (i) As soon as practical, but in no event later than 45 days after the delivery by the Servicer of the third Servicer's Certificate required to be delivered by the Servicer after the Closing Date pursuant to
                           Section 4.8 of the Sale and Servicing Agreement, a
                           -----------
                           statement (the "Initial Accountant's Statement"), in
                                           ------------------------------
                           form and substance satisfactory to Radian, reviewing the results of the Independent Accountants' performance of certain agreed upon procedures with respect to the Servicer, its reporting and record keeping and the degree of its compliance with provisions of the Basic Documents requiring the deposit or remittance of funds by the Servicer to the Collection Account, substantially to the effect that:
                           (1) the Independent Accountants have examined the accounts and records of the Servicer relating to the Receivables (which records shall be described in one or more schedules to such statement), (2) such firm has compared the information contained in the third Servicer's Certificate delivered by the Servicer pursuant to Section 4.8 of the Sale and Servicing
                                       -----------
                           Agreement with information contained in such accounts and records for such periods, (3) such firm has traced deposits and remittances made to the Collection Account by the Servicer for such periods, and (4) on the basis of the agreed upon procedures so performed, whether and to what extent (x) the information contained in such Servicer's Certificates reconciles with the information contained in such accounts and records, (y) such accounts and records of the Servicer related to the Receivables agree to the respective source documents, and (z) the Servicer has complied with the obligations set forth in the Basic Documents with respect to the deposits and remittances made to the Collection Account by the Servicer for such periods, except for such exceptions as TFC and Radian believe to be immaterial and such other exceptions as shall be set forth in such statement;

                    (ii) In the event that the Initial Accountant's Statement indicates a degree of accuracy with respect to the third Servicer's Certificate deemed by Radian to be unsatisfactory in the exercise of its sole discretion, as soon as practical after written demand therefor by Radian to TFC and the Independent Accountants (which demand may be made as frequently as deemed necessary in the sole discretion of Radian), but in no event later than 30 days after the delivery to Radian by the Servicer of any subsequent Servicer's Certificate constituting the subject of such demand, a statement (each, an "Additional
                                                               ----------
                           Accountant's Statement"), in form and substance
                           ----------------------
                           satisfactory to Radian, reviewing the results of the Independent Accountants' performance of certain agreed upon procedures with respect to then most recently completed and delivered Servicer's Certificate, and otherwise covering the same subjects, and having the same scope, as the Initial Accountant's Statement; provided, however, that
                                                   --------  -------
                           Radian shall not demand Additional Accountant's Statements if and to the extent that no fewer than three consecutive Additional Accountant's Statements are deemed by Radian, in the exercise of its sole discretion, to indicate a high degree of accuracy with respect to the related Servicer's Certificate;

                    (iii) As soon as practical, but in no event later than 90 days after the end of each calendar year during the term hereof (commencing with the calendar year 2003), a statement (each, an "Annual Accountant's
                                                  -------------------
                           Statement"), in form and substance satisfactory to
                           ---------
                           Radian, reviewing the results of the Independent Accountants' performance of certain agreed upon procedures with respect to a sample of (A) no more than, and in the Insurer's discretion, less than six of the preceding twelve Servicer's Certificates and
                           (B) no more than, and in the Insurer's discretion, less than three of the preceding twelve months' reporting and record keeping practices with respect to the Servicer's compliance with provisions of the Basic Documents requiring the deposit or remittance of funds to the Collection Account (in each case, randomly selected by such Independent Accountants), and otherwise covering the same subjects, and having the same scope, as the Initial Accountant's Statement; provided that each of the three months
                                      --------
                           described in clause (B) shall constitute a Monthly Period to which one of the six Servicer's Certificates referred to in clause (A) shall relate; and

                    (iv) The agreed upon procedures referred to in each of clauses (i), (ii) and (iii) above will be
                           -----------  ----     -----
                           substantially the same procedures agreed upon by Radian and TFC with respect to the securitization transaction pursuant to which the TFC Asset Backed Notes Series 2001-1 were issued.

                    (1) On or before April 30 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 2002, with respect to the twelve months ended on the immediately preceding December 31 (or other applicable date) the financial statements of TFC containing a report of the Independent Accountants to the effect that such firm has examined the books and records of TFC and that, on the basis of such examination conducted in compliance with generally accepted audit standards, such financial statements accurately reflect the financial condition of TFC, in each case certified by a Responsible Officer of TFC to be true, accurate and complete copies of such financial statements. The statements referenced above shall also indicate that the Independent Accountants are independent of TFC and TFCRC V within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                    (2) In the event the above-referenced Independent Accountants require the Trust Collateral Agent to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 4.01(q), TFC, in its capacity as Servicer only, shall direct the
     ---------------
Trust Collateral Agent in writing to so agree; it being understood and agreed that the Trust Collateral Agent will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trust Collateral Agent has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                    (3) All fees, costs and expenses incurred by Radian and the Trust Collateral Agent in connection with obtaining any of the foregoing described statements shall be for the sole cost and expense of TFC.

                    (r)    UCC Matters. Within ten days of the Closing Date, TFC
                           -----------
          and TFCRC V shall cause to be filed an assignment to the Trust Collateral Agent of all of the rights, title and interest of the Issuer in, to and under the UCC-1 financing statements filed with (a) the Secretary of State of the Commonwealth of Virginia and (b) the Secretary of State of Delaware to the extent that the Trust Collateral Agent is not otherwise the secured party of record on such financing statements.

                    (s)    Maintenance of Licenses. Each of TFC and TFCRC V
                           -----------------------
          shall maintain all licenses, permits, charges and registrations which are material to the performance of its obligations under this Insurance Agreement and each of the Transaction Documents to which it is a party or by which it is bound.

          Section 4.02. Negative Covenants with Respect to TFCRC V and TFC. Each
                        --------------------------------------------------
of TFCRC V and TFC hereby covenants and agrees that during the term of this Insurance Agreement, unless Radian shall otherwise expressly consent in writing (in the absence of an Insurer Default which shall have occurred and be continuing), which consent shall not be unreasonably withheld:

                    (a)    Restrictions on Liens. Neither TFCRC V nor TFC shall,
                           ---------------------
          except as contemplated by the Transaction Documents, (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the fixture (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability of the Collateral, or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names TFCRC V or TFC as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Collateral.

                    (b)    Impairment of Rights. Neither TFCRC V nor TFC shall
                           --------------------
          take any action, or fail to take any action, if such action or failure to take action may reasonably be expected to (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Trust Collateral Agent, the Noteholders or Radian, (ii) result in a Material Adverse Change with respect to the Collateral, or (iii) impair the ability of TFCRC V or TFC to perform their respective obligations under the Transaction Documents.

                    (c)    Waiver, Amendments, Etc. Neither TFCRC V nor TFC
                           -----------------------
          shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents.

                    (d)    Successors. Neither TFCRC V nor TFC shall terminate
                           ----------
          or designate, or consent to the termination or designation of, the Servicer, the Trustee, the Backup Servicer, the Trust Collateral Agent, the P.O. Box Owner, the Successor Servicer, the Owner Trustee or any successor thereto.

                    (e)    Creation of Indebtedness; Guarantees. TFCRC V shall
                           ------------------------------------
          not create, incur, assume or suffer to exist any Indebtedness. TFCRC V shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

                    (f)    Subsidiaries. TFCRC V shall not form, or cause to be
                           ------------
          formed, any Subsidiaries.


                    (g)    Issuance of Stock. TFCRC V shall not issue any shares
                           -----------------
          of capital stock or rights, warrants or options in respect of capital stock or securities convertible into or exchangeable for capital stock.

                    (h)    No Mergers. TFCRC V shall not consolidate with or
                           ----------
          merge into any Person or transfer all or any material amount of their respective assets to any Person or liquidate or dissolve.

                    (i)    No Related Transactions.
                           -----------------------

                    (i) TFCRC V shall not conduct transactions with the Parent, TFC or any other Affiliate of the Parent, TFC or TFCRC V or with any shareholder, director, officer, or employee of TFCRC V, other than in the ordinary course of business and on an arm's length basis upon fair and reasonable terms materially no less favorable to TFCRC V than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Parent or TFCRC V or a shareholder, director, officer, or employee of TFCRC V, as the case may be; and

                    (ii) TFC shall not conduct transactions with the Parent, TFCRC V or any other Affiliate of the Parent or TFC or with any shareholder, director, officer, or employee of TFC which would cause a Material Adverse Change with respect to the financial condition or operations of TFC, other than in the ordinary course of business and on an arm's-length basis upon fair and reasonable terms materially no less favorable to TFC than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Parent or TFC or a shareholder, director, officer, or employee of TFC, as the case may be.

                    (j)    No Sale of Assets. TFCRC V shall not sell, transfer,
                           -----------------
          exchange or otherwise dispose of any of its assets except pursuant to the Transaction as expressly permitted under the Transaction Documents.

                    (k)    Other Activities. TFCRC V shall not engage in any
                           ----------------
          business or activity other than in connection with the Transaction Documents, except (i) as otherwise specifically approved in writing by Radian, or (ii) as otherwise permitted by its certificate of incorporation.

               (l) Insolvency. Neither TFCRC V nor TFC shall commence with
                   ----------
          respect to TFCRC V or the Issuer any case, proceeding or other action
          (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. Neither of TFCRC V nor TFC shall take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. TFCRC V shall not admit in writing its inability to pay its debts.

               (m) Tangible Net Worth of TFC. TFC shall not permit its Tangible
                   -------------------------
          Net Worth, at any time, calculated as of the close of TFC's then most recently concluded fiscal quarter and commencing with the quarter ended March 31, 2002, to be less than the sum of (i) $40,000,000 plus
          (ii) 50% of the net earnings (after taxes) of TFC for the period commencing on March 31, 2002 and ending at the end of TFC's then most recently concluded fiscal quarter (treated for this purpose as a single accounting period). For purposes of this clause, if net earnings of TFC for any period shall be less than zero, the amount calculated pursuant to clause (ii) above for such period shall be zero.

               (n) No Change in Name, Etc. TFCRC V shall not make any change to
                   ----------------------
          its corporate name, use any trade names, fictitious names, assumed names or "doing business as" names or change its jurisdiction of organization. TFC shall not change its name (including using any trade names, fictitious names, assumed names or "doing business as" names), identity, organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in connection with the closing of the Transactions, or otherwise in accordance with Section 4.01(d) above, seriously misleading within the
                          ---------------
          meaning of Section 9-506 of the UCC, and shall not change its jurisdiction of organization unless, in any such case, it shall have given Radian at least 60 days' prior written notice thereof and shall have filed before the date of such change appropriate new financing statements or amendments to all such previously filed financing statements or continuation statements.

               (o) No Merger or Consolidation of, or Assumption of the
                   ---------------------------------------------------
          Obligations of, TFC. (x) TFC shall not merge or consolidate with any
          -------------------
          other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to TFC's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity, there shall be no Material Adverse Change with respect to the ability of the surviving entity to fulfill its duties contained in this Insurance Agreement or in any other Transaction Document to which it is a party. Any corporation (i) into which TFC may be merged or consolidated, (ii) resulting from any merger or consolidation to which TFC shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of TFC, or (iv) succeeding to the business of TFC, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of TFC under this Insurance Agreement and, whether or not such assumption agreement is executed, shall be the successor to TFC under this Insurance Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Insurance Agreement, anything in this Insurance Agreement to the contrary notwithstanding; provided, however, that
                                                     --------  -------
          nothing contained herein shall be deemed to release TFC from any obligation. TFC shall provide notice of any merger, consolidation or succession pursuant to this Section 4.02(o) to the Issuer, the Trust
                                      ---------------
          Collateral Agent, the Noteholders, Radian and the Rating Agency. Notwithstanding the foregoing, TFC shall not merge or consolidate with any other Person or permit any other Person to become a successor to TFC's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made by TFC with respect to the business, operations or condition (financial or otherwise of TFC) pursuant to this Insurance Agreement (by way of avoidance of doubt, the representations and warranties referred to in this clause (x) shall exclude the representations and warranties made under Schedule B of the Purchase Agreement) shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing, (y) TFC shall have delivered to the Issuer, the Trust Collateral Agent, the Rating Agency and Radian an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 4.02(o) and that all
                                                   ---------------
          conditions precedent, if any, provided for in this Insurance Agreement relating to such transaction have been complied with, and (z) TFC shall have delivered to the Issuer, the Trust Collateral Agent, the Rating Agency and Radian an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust Collateral Agent in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

               (p) Incorporation of Covenants. Each of TFC and TFCRC V shall
                   --------------------------
          comply with each of their respective covenants set forth in the Transaction Documents and hereby incorporates such covenants by reference as if each were set forth herein.

               (q) Modification of Receivables. Neither TFC nor TFCRC V shall
                   ---------------------------
          agree to the deferral or extension of a Receivable of the type contemplated by the Servicer's charge-off and allowable delinquency policies, to the extent that (i) the number of Receivables deferred or extended during any Monthly Period exceeds 0.75% of the number of Receivables as of the Determination Date related to the immediately preceding Monthly Period, or (ii) the aggregate number of Receivables deferred or extended since the Closing Date exceeds 1,510.

          Section 4.03. Affirmative Covenants of the Issuer. The Issuer hereby
                        -----------------------------------
covenants and agrees that during the term of this Insurance Agreement, unless Radian shall otherwise expressly consent in writing:

               (a) Compliance With Agreements and Applicable Laws. The Issuer
                   ----------------------------------------------
          shall perform each of its obligations under the Transaction Documents and shall comply with all material requirements of, and the Notes shall be offered and sold in accordance with, any law, rule, regulation or order applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents. The Issuer will not cause or permit to become effective any amendment to or modification of any of the Transaction Documents to which it is a party unless Radian shall have previously approved in writing the substance of such amendment or modification. The Issuer shall not take any action or fail to take any action that would interfere with the enforcement of any rights under the Transaction Documents.

          (b)  Certain Information. The Issuer shall keep, or cause to be kept,
               -------------------
     in reasonable detail books and records of account of its assets and business, which shall be furnished to Radian upon request. The Issuer shall furnish to Radian, simultaneously with the delivery of such documents to the Trustee, the Noteholders or the Certificateholder, as the case may be, copies of all reports, certificates, statements, financial statements or notices furnished to the Trustee, the Noteholders or the Certificateholder, as the case may be, pursuant to the Transaction Documents. In addition, the Issuer shall furnish to Radian the following:

          (i)  Certain Information. Not less than two weeks prior to the date of
               -------------------
               filing with the IRS of any tax return or amendment thereto, copies of the proposed form of such return or amendment and, promptly after the filing or sending thereof, (A) copies of each tax return and amendment thereto that the Issuer files with the IRS and (B) copies of all financial statements, reports, and registration statements which the Issuer files with, or delivers to, any federal government agency, authority or body which supervises the issuance of securities by the Issuer.

          (ii) Other Information. Promptly upon the request of Radian, copies of
               -----------------
               all schedules, financial statements or other similar reports delivered to or by the Issuer pursuant to the terms of this Insurance Agreement and the other Transaction Documents and such other data as Radian may reasonably request.

          (c)  Access to Records; Discussions with Officers. The Issuer shall,
               --------------------------------------------
     upon the reasonable request of Radian, permit Radian or its authorized agent:

          (i) to inspect such books and records of the Issuer as may relate to the Notes, the Certificate, the Receivables and the other Trust Property, the obligations of the Issuer under the Transaction Documents, the business of the Issuer and the transactions consummated in connection therewith; and

          (ii) to discuss the affairs, finances and accounts of the Issuer with an appropriate officer of the Issuer.

          Such inspections and discussions shall be conducted at such reasonable times and as often as may be reasonably requested. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours.

          (d)   Notice of Material Events. The Issuer shall promptly inform
                -------------------------
     Radian in writing of the occurrence of any of the following:

          (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Issuer in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any governmental agency, which, if adversely determined, would cause a Material Adverse Change to occur with respect to the Receivables as a whole, or which, if adversely determined, would cause a Material Adverse Change to occur with respect to the ability of the Issuer to perform its obligations under any Transaction Document;

          (ii) any change in the location of the Issuer's principal office or any change in the location of the books and records of the Issuer;

          (iii) the occurrence of any Trigger Event, Event of Default, Servicer Termination Event, Default or Insurance Agreement Event of Default; or

          (iv) any other event, circumstance or condition that has resulted, or which is reasonably likely to result, in a Material Adverse Change with respect to the Issuer.

          (e)   Further Assurances. The Issuer will file all necessary financing
                ------------------
     statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien on and security interest in, and all rights of the Trust Collateral Agent with respect to the Collateral under the Indenture. In addition, the Issuer shall, upon the request of Radian, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trust Collateral Agent in the Collateral under the Indenture. In addition, the Issuer agrees to cooperate with the Rating Agency in connection with any review of the Transaction which may be undertaken by the Rating Agency after the date hereof.

          (f)   Retirement of Notes. The Issuer shall, upon retirement of the
                ------------------
     Notes, furnish to Radian a notice of such retirement, and, upon such retirement and the expiration of the term of the Policy, surrender the Policy to Radian for cancellation.

          (g)   Preservation of Existence. The Issuer shall observe in all
                ------------------
     material respects all procedures required by its Certificate and Trust Agreement and preserve and maintain its existence as a trust and its rights, franchises and privileges in the jurisdiction of its organization, and shall qualify and remain qualified in good standing in each jurisdiction where the nature of its business requires it to do so except where the failure to be so qualified, in good standing and to maintain its rights, franchises and privileges would not cause a Material Adverse Change to occur with respect to the financial condition of the

     Issuer, or its ability to perform its obligations under this Insurance Agreement or under any other Transaction Document to which it is party.

          (h)   Disclosure Document. Each Offering Document with respect to the
                -------------------
     Notes shall include only information concerning Radian that is supplied or consented to in writing by Radian expressly for inclusion therein. Each Offering Document delivered with respect to the Notes shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Offering Document delivered with respect to the Notes which includes financial statements of Radian prepared in accordance with GAAP (but excluding any Offering Document in which such financial statements are incorporated by reference) shall include the following statement immediately preceding such financial statements:

                The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining where its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

          (i)   Special Purpose Entity.
                ----------------------

          (i) The Issuer shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of the Parent, TFC, TFCRC V or any other Affiliates thereof or that the assets of the Issuer are available to pay the creditors of the Parent, TFC, TFCRC V or any other Affiliates thereof. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Issuer.

          (ii) The Issuer shall maintain trust records and books of account separate from those of the Parent, TFC, TFCRC V and each of the Affiliates of any of them.

          (iii) The Issuer shall obtain proper authorization from its equity owners of all trust action requiring such authorization, and copies of each such authorization and the minutes or other written summary of each such meeting shall be delivered to Radian within 30 days of such authorization or meeting as the case may be.

          (iv) Although the organizational expenses of the Issuer have been paid by TFC, operating expenses and liabilities of the Issuer shall be paid from its own funds.

          (v) The annual financial statements of the Issuer shall disclose the effects of the Issuer's transactions in accordance with GAAP and shall disclose that the assets of the Issuer are not available to pay creditors of the Parent, TFC, TFCRC V or any Affiliate of any of them.

          (vi) The resolutions, agreements and other instruments of the Issuer underlying the transactions described in this Insurance Agreement and in the other Transaction Documents shall be continuously maintained by the Issuer as official records of the Issuer separately identified and held apart from the records of the Parent, TFC, TFCRC V and each Affiliate of any of them.

          (vii) The Issuer shall maintain an arm's-length relationship with the Parent, TFC, TFCRC V and each Affiliate of any of them and will not hold itself out as being liable for the debts of any such Person.

          (viii) The Issuer shall keep its assets and its liabilities wholly separate from those of all other entities, including, but not limited to the Parent, TFC, TFCRC V and each Affiliate of any of them except, in each case, as contemplated by the Transaction Documents.

          (j)    Tax Matters. The Issuer will take all actions reasonably
                 -----------
     necessary to ensure that for federal and state income tax purposes the Issuer is not taxable as an association (or publicly traded partnership) taxable as a corporation.

          (k)    Securities Laws. The Issuer shall comply in all material
                 ---------------
     respects with all applicable provisions of state and federal securities laws, including blue sky laws and the Securities Act, the Securities Exchange Act and the Investment Company Act and all rules and regulations promulgated thereunder for which non-compliance would result in a Material Adverse Change with respect to the Issuer.

          (l)    Incorporation of Covenants. The Issuer shall comply with each
                 --------------------------
     of the Issuer's covenants set forth in the Transaction Documents and hereby incorporates such covenants by reference as if each were set forth herein.

          (m)    Reports. The Issuer shall furnish to Radian:
                 -------

          (i)      Annual Financial Statements. As soon as available, and in any
                   ---------------------------
                   event within 120 days after the close of each fiscal year, its unaudited balance sheet as of the end of such fiscal year and the unaudited statements of income, shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with GAAP, consistently applied, and certified by an authorized officer of the Issuer as being complete and correct in all material respects and presenting the financial condition and results of operations of the Issuer as of the dates and for the periods indicated, in accordance with GAAP consistently applied.

          (ii)     Quarterly Financial Statements. As soon as available, and in
                   ------------------------------
                   any event within 45 days after the close of the first three quarters of each fiscal year of the Issuer, the unaudited balance sheets of the Issuer as of the end of each such quarter and the unaudited statements of income and cash flows of the Issuer for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with GAAP, consistently applied (subject to normal year-end adjustments), and certified by an authorized officer of the Issuer as being complete and correct in all material respects and presenting the financial condition and results of operations of the Issuer as of the dates and for the periods indicated, in accordance with GAAP consistently applied (subject as to interim statements to normal year-end adjustments).

          (iii)    Other Information. Promptly upon receipt thereof, copies of
                   -----------------
                   all reports, statements, certifications, schedules, or other similar items delivered to or by the Issuer pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as Radian may reasonably request. The fees and expenses of Radian or any such authorized agents shall be for the account of the Issuer. The books and records of the Issuer will be maintained at the address for it designated herein for receipt of notices or at the Servicer, unless it shall otherwise advise the parties hereto in writing.

     Section 4.04. Negative Covenants on Behalf of the Issuer. TFCRC V as
                   ------------------------------------------
"Depositor" under the Trust Agreement, on behalf of the Issuer, hereby covenants and agrees, that during the term of this Insurance Agreement, unless Radian shall otherwise expressly consent in writing (in the absence of an Insurer Default which shall have occurred and be continuing):

          (a)      Restrictions on Liens. The Issuer shall not, except as
                   ---------------------
     contemplated by the Transaction Documents, (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability of the Receivables, or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Issuer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables.

     (b)  Impairment of Rights. The Issuer shall not take any action, or fail to
          --------------------
take any action, if such action or failure to take action would be reasonably likely to (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Certificateholder, the Noteholders or Radian, (ii) result in a Material Adverse Change with respect to the Receivables, or (iii) impair the ability of the Issuer to perform its obligations under the Transaction Documents.

     (c)  Waiver, Amendments, Etc. Absent the prior written approval of Radian,
          -----------------------
the Issuer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents (provided that such prior written approval of Radian shall not be required in the event that (x) an Insurer Default shall have occurred and be continuing, and (y) the proposed amendment or modification shall not have an adverse effect on Radian).

     (d)  Successors. The Issuer shall not terminate or designate, or consent to
          ----------
the termination or designation of, the Servicer, the Backup Servicer, the P.O. Box Owner, the Successor Servicer, the Trustee, the Trust Collateral Agent, the Owner Trustee or any successor thereto.

     (e)  Creation of Indebtedness; Guarantees. Other than the Transaction
          ------------------------------------
Documents, the Issuer shall not create, incur, assume or suffer to exist any Indebtedness other than Indebtedness guaranteed or approved in writing by Radian. The Trustee shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

     (f)  Subsidiaries. The Issuer shall not form, or cause to be formed, any
          ------------
Subsidiaries.


     (g)  No Mergers. The Issuer shall not consolidate with or merge into any
          ----------
Person or transfer all or any material amount of its assets to any Person, liquidate or dissolve except as permitted by the Trust Agreement and as contemplated by the Transaction Documents.

     (h)  Other Activities. The Issuer shall not:
          ----------------

     (i) sell, pledge, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents; or

     (ii) engage in any business or activity except as contemplated by the Transaction Documents and as permitted by the Trust Agreement.

            (i)   Insolvency. The Issuer shall not commence any case, proceeding
                  ----------
     or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets or make a general assignment for the benefit of its creditors. The Issuer shall not take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in, any of the acts set forth above. The Issuer shall not admit in writing its inability to pay its debts.

                                   ARTICLE V

                               FURTHER AGREEMENTS

     Section 5.01. Effective Date; Term of Insurance Agreement. This Insurance
                   -------------------------------------------
Agreement shall take effect upon issuance of the Policy on the Closing Date and shall remain in effect until the later of (a) such time as Radian is no longer subject to a claim under the Policy and the Policy shall have been surrendered to Radian for cancellation and (b) all amounts payable to Radian and the Noteholders under the Transaction Documents and under the Notes have been paid in full; provided, however, that the provisions of Sections 2.04, 2.05, 2.06,
         --------  -------                         -------------  ----  ----
2.07, 2.08, 2.09 and 2.10 hereof shall survive any termination of this
----  ----  ----     ----
Agreement.

     Section 5.02. Obligations Absolute.
                   --------------------

            (a) The obligations of the Issuer, TFCRC V and TFC pursuant to this Insurance Agreement are absolute and unconditional and will be paid or performed strictly in accordance with the respective terms hereof, irrespective of:

            (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, the Indenture, the Sale and Servicing Agreement, the Policy or the Indemnification Agreement;

            (ii) any amendment or waiver of, or consent to departure from the Indenture, the Sale and Servicing Agreement, the Policy or the Indemnification Agreement;

            (iii) the existence of any claim, set off, defense or other rights it may have at any time against the Trustee, the Trust Collateral Agent, any beneficiary or any transferee of the Policy (or any persons or entities for whom the Trustee, the Trust Collateral Agent, any such beneficiary or any such transferee may be acting), Radian or any other person or entity whether in connection with the Policy, the Transaction Documents or any unrelated transactions;

            (iv) any statement or any other document presented under the Policy (including any Notice for Payment) proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

     (v) the inaccuracy or alleged inaccuracy of any Servicer's Certificate or Notice for Payment upon which any drawing under the Policy is based;

     (vi) payment by Radian under the Policy against presentation of a draft or certificate which does not comply with the terms of the Policy;

     (vii) the bankruptcy or insolvency of Radian, the Issuer, any other party hereto or the Trust Property;

     (viii) any default or alleged default of Radian under the Policy (other than any payment default by Radian under the Policy);

     (ix) any defense based upon the failure of the Issuer or the Trust Property to receive all or part of the proceeds of the sale of the Notes or of the Servicer to receive any or all of the Base Servicing Fee (as defined in the Indenture) or other compensation required under the Indenture or otherwise, or any nonapplication or misapplication of the proceeds of any drawing upon the Policy; and

     (x) any other circumstance or happening whatsoever which would otherwise constitute a defense to the obligations of the Issuer, TFCRC V or TFC hereunder.

     (b) Each of TFC, TFCRC V and the Issuer, and any and all other Persons who are now or may become liable for all or part of the obligations of TFC, TFCRC V or the Issuer in connection with the Transaction under the Transaction Documents (or any of them) agrees to be bound by this Agreement and (i) to the extent permitted by law, waives and renounces any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness, if any, and obligations evidenced by any Transaction Document or by any extension or renewal thereof, (ii) waives presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waives all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents; (iv) waives all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to TFC, TFCRC V or the Issuer; (v) agrees that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vi) consents to any and all extensions of time that may be granted by Radian with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (vii) consents to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agrees that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

            (c) Nothing herein shall be construed as prohibiting TFC, TFCRC V or the Issuer from pursuing any rights or remedies it may have against any Person other than Radian in a separate legal proceeding.

     Section 5.03. Assignments; Reinsurance; Third-Party Rights.
                   --------------------------------------------

            (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Issuer, TFC, TFCRC V, the Servicer, the Backup Servicer or the Successor Servicer may assign its rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of Radian. Any assignment made in violation of this Agreement shall be null and void.

            (b) Radian shall have the right to grant participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as Radian may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve Radian of any of its obligations hereunder or under the Policy.

            (c) In addition, Radian shall be entitled to assign or pledge to any bank or other investor providing liquidity or credit with respect to the Transaction or the obligations of Radian in connection therewith any rights of Radian under the Transaction Documents or with respect to any real or personal property or other interests pledged to Radian, or in which Radian has a security interest, in connection with the Transaction.

            (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Noteholder or the Certificateholder, other than Radian, against the Issuer, TFC, TFCRC V, the Servicer, the Backup Servicer or the Successor Servicer, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. None of the Trustee, the Owner Trustee, or the Trust Collateral Agent, nor any Noteholder or the Certificateholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by TFC or any other Person pursuant to Article II hereof.
                 ----------

     Section 5.04. Liability of Radian. Each of the Issuer, the Servicer, TFCRC
                   -------------------
V, the Parent, TFC, the Backup Servicer and the Successor Servicer agree that neither Radian, nor any of its officers, directors or employees shall be liable or responsible for (except to the extent of its own gross negligence or willful misconduct): (a) the use which may be made of the Policy by or for any acts or omissions of another Person in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of any documents delivered to Radian, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged. In furtherance and not in limitation of the foregoing, Radian may accept documents that appear on their face to be in order, without responsibility for further investigation.

                                   ARTICLE VI

                           EVENTS OF DEFAULT; REMEDIES

     Section 6.01. Insurance Agreement Events of Default. The occurrence of any
                   -------------------------------------
of the following events shall constitute an "Insurance Agreement Event of
                                             ----------------------------
Default" hereunder:
-------

            (a)    any demand for payment shall be made under the Policy;

            (b) (i) any representation or warranty made by any of the Issuer, the Parent, TFC, the Servicer, or TFCRC V under any of the Basic Documents, or in any certificate or report furnished pursuant to any of the Basic Documents, shall prove to have been untrue or incorrect in any material respect when made; provided, however, if such default has not been committed
                   --------  -------
                   voluntarily and is capable of being cured, it shall be deemed a default hereunder only if it shall continue or fail to be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after such Person shall have been given a written notice by Radian, the Trustee or the Trust Collateral Agent specifying such default or incorrect representation or warranty and requiring it to be remedied;

            (ii) any covenant made by any of the Issuer, the Parent, TFC, the Servicer, or TFCRC V under any of the Basic Documents (other than any covenant described in clause (iii) below), shall be
                                                  -----------
                   breached in any material respect; provided, however, if such
                                                     --------  -------
                   breach in the observance or performance of such covenant has not been committed voluntarily and is capable of being cured, it shall be deemed a default hereunder only if it shall continue or fail to be cured, or the circumstance or condition in respect of which such covenant was breached shall not have been eliminated or otherwise cured, for a period of 30 days after such Person shall have been given a written notice by Radian, the Trustee or the Trust Collateral Agent specifying such breach and requiring it to be remedied; or

            (iii) any of the Issuer, TFC or TFCRC V shall fail to pay when due any amount payable under any of the Transaction Documents unless such amounts are paid in full within any applicable cure period explicitly provided for under the relevant Transaction Document;

            (c) with respect to any Determination Date described below, the Cumulative Net Loss Rate shall be greater than the percentage set forth below opposite the description of such Determination Date:

-------------------------------------------------------------------------------
                Period                                 Maximum Percentage
                ------                                 ------------------

-------------------------------------------------------------------------------
For the January, February and March 2002                     1.53%
Determination Dates

-------------------------------------------------------------------------------
For the April, May and June 2002                             5.33%
Determination Dates
-------------------------------------------------------------------------------
For the July, August and September 2002                     12.65%
Determination Dates

-------------------------------------------------------------------------------
For the October, November and December 2002                 19.41%
Determination Dates

-------------------------------------------------------------------------------
For the January, February and March 2003                    19.75%
Determination Dates

-------------------------------------------------------------------------------
For the April, May and June 2003                            20.53%
Determination Dates

-------------------------------------------------------------------------------
For the July, August and September 2003                     21.51%
Determination Dates

-------------------------------------------------------------------------------
For the October, November and December 2003                 22.50%
Determination Dates

-------------------------------------------------------------------------------
For the January, February and March 2004                    23.48%
Determination Dates

-------------------------------------------------------------------------------
For the April, May and June 2004                            24.47%
Determination Dates

-------------------------------------------------------------------------------
For the July, August and September 2004                     26.40%
Determination Dates

-------------------------------------------------------------------------------
For the October 2004 Determination Date and                 26.43%
thereafter

-------------------------------------------------------------------------------


               (d) (i) the Issuer, TFC or TFCRC V shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto; or (ii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or any property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto;

         (e) (i) any of the Issuer, TFC or TFCRC V shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate it insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming it as debtor under the United States Bankruptcy Code or similar law, domestic or foreign; (ii) or a case or other proceeding shall be commenced against any of the Issuer, TFC or TFCRC V under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against any of the Issuer, TFC or TFCRC V seeking liquidation of their respective assets, and such Person shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 60 days;
     (iii) or there shall be appointed, or any of the Issuer, TFC or TFCRC V shall consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Person or the whole or any substantial part of its respective properties or assets; or (iv) such Person shall take any corporate action in furtherance of any of the foregoing;

         (f) on any Payment Date, after taking into account the application in accordance with Section 5.7(a) of the Sale and Servicing Agreement on the
                     --------------
     related Payment Date of the sum of Available Funds with respect to such related Payment Date and the amounts available in the Spread Account (prior to withdrawals therefrom in accordance with the terms of the Spread Account under the Sale and Servicing Agreement) any amounts payable on such related Payment Date pursuant to clauses (i), (ii), (iii) or (v) of Section 5.7(a)
                                                                 --------------
     of the Sale and Servicing Agreement have not been paid in full;

         (g) with respect to (i) the April 2002 Determination Date, the Delinquency Ratio shall be greater than 21.46%; (ii) the May 2002 Determination Date, the arithmetic average of the Delinquency Ratios for such Determination Date and the preceding Determination Date shall be greater than 21.46% and (iii) each subsequent Determination Date described below, any Determination Date described below, the arithmetic average of the Delinquency Ratios for such Determination Date and the two immediately preceding Determination Dates shall be greater than the percentage set forth below opposite the period during which such Determination Date occurs:

--------------------------------------------------------------------------------
                   Period                                  Maximum Percentage
                   ------                                  ------------------

--------------------------------------------------------------------------------
For each Determination Date occurring prior to the              21.46%
June 2002 Determination Date

--------------------------------------------------------------------------------
For the June 2002 Determination Date through the                24.68%
December 2002 Determination Date

--------------------------------------------------------------------------------
For each Determination Date occurring after the                 30.07%
December 2002 Determination Date

--------------------------------------------------------------------------------

         (h)    the occurrence of a Servicer Termination Event;

         (i) TFC shall fail to pay any principal, premium or interest on any Indebtedness having an aggregate principal amount of $1,000,000 or greater, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue uncured and unwaived after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of either of TFC or any other similar event, shall occur and shall continue uncured and unwaived after the applicable grace period, if any, specified in such agreement or instrument if the effect of such failure to pay, other default or other event is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regulatory scheduled required prepayment) prior to the stated maturity thereof;

         (j) the occurrence of any Event of Default under the Indenture, which event is not cured within the applicable grace period, if any;

         (k) the Trust Collateral Agent shall fail to have a perfected, first priority security interest in the Trust Property; or

         (l) the Issuer becomes taxable as an association (or publicly traded partnership) taxable as a corporation for federal or state income tax purposes.

Section 6.02.   Remedies; Waivers.
                -----------------

         (a) Upon the occurrence of an Insurance Agreement Event of Default, Radian may exercise any one or more of the rights and remedies set forth below:

         (i) declare all or a portion of the Premium Supplement that has accrued or will accrue payable, and the same shall thereupon (A) be immediately due and payable to the extent then accrued and
                (B) become immediately due and payable upon accrual to the extent accruing thereafter, whether or not Radian shall have declared an "Insurance Agreement Event of Default" or shall have exercised, or be entitled to exercise, any other rights or remedies hereunder;

         (ii) exercise any rights and remedies available under the Basic Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of the Controlling Party under the Basic Documents, including, without limitation, its right to accelerate the Notes, to sell the Receivables, or to terminate TFC as Servicer and to appoint a substitute Servicer, as applicable; or

         (iii) take whatever action at law or in equity may appear necessary or desirable in its judgment to enforce performance of any obligation of the Issuer, the Parent, TFC or TFCRC V under the Basic Documents.

          (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Basic Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Radian to exercise any remedy reserved to Radian in this
Article VI, it shall not be necessary to give any notice, other than such notice
----------
as may be expressly required in this Article VI.
                                     ----------

          (c) If any proceeding has been commenced to enforce any right or remedy under this Insurance Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to Radian, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of Radian shall continue as though no such proceeding had been instituted.

          (d) Radian shall have the right, to be exercised in its complete discretion, to waive compliance with any covenant, or waive any Default or Insurance Agreement Event of Default or collection of Premium Supplement by a writing setting forth the terms, conditions and extent of such waiver signed by Radian and delivered to the Issuer, the Parent, TFC or TFCRC V, as the case may be. Any such waiver may only be effected in writing duly executed by Radian, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

          Section 7.01. Amendments, Etc. No amendment or waiver of any provision
                        ---------------
of this Insurance Agreement, nor consent to any departure therefrom, shall in any event be effective unless in writing and signed by all of the parties hereto, with written notice thereof to the Rating Agency in the case of any material amendment or waiver; provided that any waiver so granted shall extend
                              --------
only to the specific event of occurrence so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

          Section 7.02. Notices. Except to the extent otherwise expressly
                        -------
provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (and if sent by mail, certified or registered, return receipt requested) or facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile transmission, when sent, addressed as follows or to such other address or facsimile number as set forth in a written notice delivered by a party to each other party hereto:

         If to TFC, the Parent or the Servicer:
         -------------------------------------

         The Finance Company
         TFC Enterprises, Inc.
         5425 Robin Hood Road, Suite 101B
         Norfolk, Virginia  23513
         Attention:  Ronald G. Tray, President
         Telephone:  (757) 858-1400
         Facsimile:   (757) 858-4093

         With a copy to:

         John M. Paris, Jr.
         Williams, Mullen, Clark, Dobbins P.C.
         900 One Columbus Center,
         Virginia Beach, Virginia  23462
         Telephone:  (757) 473-5308
         Facsimile:    (757) 473-0395


         If to TFCRC V:
         -------------

         5425 Robin Hood Road, Suite 101B
         Norfolk, Virginia  23513
         Attention:  Ronald G. Tray, President
         Telephone: (757) 858-1400
         Facsimile:   (757) 858-4093

         With a copy to:

         John M. Paris, Jr.
         Williams, Mullen, Clark, Dobbins P.C.
         900 One Columbus Center,
         Virginia Beach, Virginia  23462
         Telephone:  (757) 473-5308
         Facsimile:    (757) 473-0395


         If to the Issuer:
         ----------------

         TFC Automobile Receivables Trust 2002-1
         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware  19890-0001

Attention: Corporate Trust Administration
Telephone: (302) 636-6170
Facsimile: (302) 636-4140

If to Radian:
------------

Radian Asset Assurance Inc.
335 Madison Avenue
New York, NY 10017-4605
Attention: Chief Risk Officer
Telephone: (212) 983-3100
Facsimile: (212) 682-5377

(in each case in which notice or other communication to Radian refers to an Insurance Agreement Event of Default, a claim on the Policy or with respect to which failure on the part of Radian to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

If to the Trustee, Trust Collateral Agent, Backup Servicer and P.O. Box Owner:
-----------------------------------------------------------------------------

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette Avenue, MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration
Telephone: (612) 667-8058
Facsimile: (612) 667-3464

If to the Successor Servicer:
----------------------------

Wells Fargo Financial America, Inc.
59 Skyline Drive, Suite 1700
Lake Mary, Florida  32746
Attention: Rick Potter
Telephone: (407) 829-7878
Facsimile: (407) 804-7877

with a copy to:

Wells Fargo Financial, Inc.
206 Eighth Street
Des Moines, Iowa  50309
Attention: General Counsel
Telephone: (515) 557-7251
Facsimile: (515) 557-7602

     Section 7.03. No Waiver; Remedies and Severability. No failure on the part
                   ------------------------------------
of Radian to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The parties further agree that the holding by any court of competent jurisdiction that any remedy pursued by Radian hereunder is unavailable or unenforceable shall not affect in any way the ability of Radian to pursue any other remedy available to it. In the event any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 7.04. Payments.
                   --------

          (a) All payments to Radian hereunder shall be made in lawful currency of the United States and in immediately available funds, shall be made prior to 1:00 p.m. (New York City time) on the date such payment is due by wire transfer pursuant to the wire transfer instructions and bank account information set forth in the Premium Letter, or to such other office or account as Radian may direct. Payments received by Radian after 1:00 p.m. (New York City time) shall be deemed to have been received on the next succeeding Business Day, and such extension of time shall be included in computing interest, commissions or fees, if any, in connection with such payment.

          (b) Whenever any payment under this Insurance Agreement shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such cases be included in computing interest, commissions or fees, if any, in connection with such payment.

          (c) Unless otherwise specified herein, Radian shall be entitled to interest on all amounts owed to Radian under this Insurance Agreement, together with interest on any and all amounts remaining unpaid (to the extent permitted by law, if in respect of any unpaid amounts representing interest) from the date such amounts become due until paid in full (after as well as before judgment), at a rate of interest equal to the Prime Rate from time to time in effect plus 2.0%.

          (d) In the event of any payment by Radian for which it is entitled to be reimbursed or indemnified as provided above, each of the Issuer, TFC and TFCRC V agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to Radian.

     SECTION 7.05. GOVERNING LAW. THIS INSURANCE AGREEMENT SHALL BE CONSTRUED,
                   -------------
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BEs DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 7.06. Counterparts. This Insurance Agreement may be executed in
                   ------------
counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     Section 7.07. Paragraph Headings, Etc. The headings of paragraphs contained
                   -----------------------
in this Insurance Agreement are provided for convenience only. They form in no part of this Insurance Agreement and shall not affect its construction or interpretation.

     Section 7.08. No Petition. Each of the parties hereto agrees that it will
                   -----------
not institute against, or join any other Person in instituting against, the Issuer or the Trust Property any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after satisfaction of all of the Issuer's payment obligations under the Notes, the Premium Letter and this Insurance Agreement. The provisions of this Section 7.08 shall survive the
                                                 ------------
termination of this Insurance Agreement.

     Section 7.09. Consent to Jurisdiction. (a) THE PARTIES HERETO HEREBY
                   -----------------------
IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

          (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

          (c) Each of TFC and TFCRC V hereby irrevocably appoints and designates The Prentice-Hall Corporation System, Inc., whose address is 15 Columbus Circle, New York, New York 10023-7773, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of TFC and TFCRC V agrees that service of such process upon such Person shall constitute personal service of such process upon it.

          (d) Nothing contained in the Agreement shall limit or affect Radian's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against TFC or TFCRC V or their respective property in the courts of any jurisdiction.

     Section 7.10. Consent of Radian. In the event that Radian's consent is
                   -----------------
required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by Radian in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

     Section 7.11. Jury Trial Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE
                   -----------------
FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

     Section 7.12. Limitation of Liability.
                   -----------------------

          (a) No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Notes or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

          (b) It is expressly understood and agreed by the parties hereto that (i) this Insurance Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Insurance Agreement and by any person claiming by, through or under them and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Insurance Agreement or any related documents.

     Section 7.13. Third Party Beneficiary. Each of TFC, the Servicer, TFCRC V,
                   -----------------------
the Issuer, the Trustee, the Trust Collateral Agent, the P.O. Box Owner, the Backup Servicer and the Successor Servicer hereby agrees that Radian shall have all of the rights of a third-party beneficiary in, to, under and in respect of the Sale and Servicing Agreement and the Indenture, and hereby incorporates and restates each of its respective, representations, warranties, undertakings, covenants and understandings, all as set forth therein, for the benefit of Radian.

     Section 7.14. Entire Agreement. This Insurance Agreement, the Premium
                   ----------------
Letter and the Policy set forth the entire agreement between the parties with respect to the subject matter hereof and thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of any such subject matter.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.

                                            RADIAN ASSET ASSURANCE INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            TFC RECEIVABLES CORPORATION V


                                            By: ________________________________
                                                Name:
                                                Title:

                                            THE FINANCE COMPANY,
                                            individually and as Servicer


                                            By: ________________________________
                                                Name:
                                                Title:

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, not in its
                                            individual capacity, but solely as
                                            Trust Collateral Agent, Trustee,
                                            P.O. Box Owner and as Backup
                                            Servicer

                                            By: ________________________________
                                                Name:
                                                Title:

                                            WELLS FARGO FINANCIAL AMERICA, INC.,
                                            as Successor Servicer

                                            By: ________________________________
                                                Name:
                                                Title:

                                            TFC AUTOMOBILE RECEIVABLES TRUST
                                            2002-1

                                            By:      WILMINGTON TRUST COMPANY,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                            By: ________________________________
                                                Name:
                                                Title:

                                   SCHEDULE 1

          The following table is based, in part, on The Finance Company's memo entitled "Aged Trial Balance Report Modifications for Non-Monthly Accounts MIS Project #2367", dated March 5, 1998, and for Monthly Accounts, Section 6.1 of the November 1991 Collection Manual for Monthly Accounts.

          1. Pursuant to (i) the Sale and Servicing Agreement dated as of March 19, 2002 (the "Sale and Servicing Agreement") among TFC Automobile
                     ----------------------------
Receivables Trust 2002-1 as issuer (the "Issuer"), The Finance Company ("TFC")
                                         ------                          ---
as servicer (the "Servicer"), Radian Asset Assurance Inc., ("Radian") TFC
                  --------
Receivables Corporation V as seller ("TFCRC V"), Wells Fargo Bank Minnesota,
                                      -------
National Association (individually "Wells Fargo") as trust collateral agent,
                                    -----------
backup servicer and P.O. box owner, and Wells Fargo Financial America, Inc. (individually, "Wells Fargo Financial"), as successor servicer; (ii) the
                ---------------------
Insurance and Indemnity Agreement dated as of March 19, 2002 (the "Insurance
                                                                   ---------
Agreement") among Radian, the Issuer, TFCRC V, the Servicer, Wells Fargo as
---------
trustee, trust collateral agent, Backup servicer and P.O. box owner and Wells Fargo Financial, as successor servicer; (iii) the other Basic Documents (as defined under the Sale and Servicing Agreement); and (iv) the transactions contemplated by the agreements listed in clauses (i) through (iii) above, the following table shall be used to define delinquency categories for contracts with monthly Scheduled Receivable Payments ("Monthly-Pay Contracts") and
                                             ---------------------
contracts with more frequent Scheduled Receivable Payments ("Non-monthly-Pay
                                                             ---------------
Contracts"):
---------

Monthly-Pay Contracts*           Non-Monthly-Pay Contracts**                 Delinquency
(# Months Delinquent)              (# Weeks Delinquent)                        Category
---------------------------------------------------------------------------------------------------
         0                                  0-5                                 Current
         1                                  6-9                                    30
         2                                  10-13                                  60
         3                                  14-17                                  90
         4                                  18-21                                  120
         5                                  22-25                                  150
         6                                  26+                                    180+

          2. In accordance with TFC's customary policy, in assigning a delinquency category to any contract, a single partial payment of at least 51% of a Scheduled Receivable Payment (a "One-Time Partial Payment") shall prevent
                                      ------------------------
either the characterization of such contract as being in the 30 Delinquency Category or, in the case of a contract which is in a more advanced Delinquency Category at the time of the receipt of such One-Time Partial Payment, progression of the contract to the next higher Delinquency Category.

______________
    *Monthly-Pay contracts (e.g., "Monthly Accounts").

    **Non-monthly-Pay contracts (e.g., "Weekly Accounts," "Bi-Weekly Accounts," and "Semi-Monthly Accounts").

                                   SCHEDULE 2

                        CIVILIAN PORTFOLIO CONCENTRATION
                        --------------------------------

------------------------------------------------------

Calendar Quarter       Civilian Percentage Limit
     (ending)
    March 2002                   49.00%
    June 2002                    49.00%
  September 2002                 49.00%
  December 2002                  49.00%
------------------------------------------------------

                                    EXHIBIT A

                   FORM OF FINANCIAL GUARANTY INSURANCE POLICY

                                   [Attached]

                                    EXHIBIT B

                                CLOSING CHECKLIST

                                   [Attached]